UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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GLOBALSTAR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

GLOBALSTAR, INC.

1351 Holiday Square Blvd.
Covington, LA 70433

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 29, 2019

Dear Stockholder:

It is my pleasure to invite you to attend the 2019 Annual Meeting of Stockholders of Globalstar, Inc. The meeting will be held at our headquarters at 1351 Holiday Square Blvd., Covington, LA 70433 at 10 a.m. Central Time on May 29, 2019.  At the meeting, you will be asked to:

(1)	Elect Keith O. Cowan and Benjamin G. Wolff as our two Class A Directors;

(2)	Ratify the selection of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2019;

(3)	Approve the Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan;

(4)	Approve the Amended and Restated Globalstar, Inc. Employee Stock Purchase Plan; and

(5)	Consider any other matters that may properly be brought before the meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish our proxy materials via the Internet. As a result, we are sending our stockholders a Notice of Internet Availability of Proxy Materials instead of paper copies of this proxy statement and our 2018 Annual Report. The Notice contains instructions on how to access and review those documents using the Internet. The Notice also instructs you on how to submit your proxy using the Internet or by phone. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting them included in the Notice.

Your vote is important.  To ensure that your shares are voted at the meeting, we encourage you to act promptly.

We look forward to seeing you at the meeting.

Sincerely,
James Monroe III
Executive Chairman of the Board

Covington, Louisiana
April [•], 2019
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 29, 2019
The proxy statement and annual report are available at www.globalstar.com.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

GLOBALSTAR, INC.
Annual Meeting of Stockholders
May 29, 2019

 INFORMATION ABOUT THE MEETING, VOTING AND ATTENDANCE
Globalstar, Inc. (“we,” “us,” “Globalstar,” or the “Company”) is providing you with this proxy statement and the related form of proxy because our Board of Directors (the “Board”) is soliciting your proxy to vote your stock at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders will be asked to elect two Class A Directors; ratify the selection of Crowe LLP as our independent registered public accounting firm; approve our Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan; approve the Amended and Restated Globalstar, Inc. Employee Stock Purchase Plan; and consider any other matters that may properly be brought before the meeting.  You are invited to attend the Annual Meeting, where you may vote your stock in person.  However, whether or not you attend the Annual Meeting, you may vote by proxy as described on the next page.
Similar to previous years, we are furnishing our proxy materials via the Internet. We expect to begin mailing the notice card on or about April 16, 2019 to stockholders of record at the close of business on April 2, 2019 (the “Record Date”).
Who Can Vote
Only holders of our voting common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting.  On the Record Date, there were 1,450,069,483 shares of voting common stock outstanding and entitled to vote.  Each share of voting common stock that you owned as of the Record Date entitles you to one vote on each matter to be voted at the Annual Meeting. However, the Thermo Companies and their affiliates may not vote shares they own on the election of the Class A Directors.
In accordance with the rules of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we intend to furnish our proxy materials, including this proxy statement and our 2018 annual report to stockholders, by providing access to these documents on the Internet. Generally, stockholders will not receive printed copies of the proxy materials unless they request them.
We have mailed a Notice of Annual Meeting of Stockholders and Internet Availability of Proxy Materials (“Notice”) to registered stockholders. The Notice provides instructions to registered stockholders for accessing our proxy materials and for voting their shares of common stock on the Internet. If you are a registered stockholder and prefer to receive a paper or email copy of our proxy materials, you should follow the instructions provided in the Notice for requesting those materials.
Stockholders of record can vote before or at the Annual Meeting in any one of the four ways described below. When you vote on the Internet or by telephone or proxy card, you are authorizing the persons named on the proxy form (the management proxies) to vote your shares in the manner you direct.

•	By Internet - You may vote on the Internet at www.proxyvote.com. The Notice sent to you describes how to do this.

•
By Telephone - You can vote by telephone only if you request and receive a paper copy of the proxy materials and proxy card. The Notice describes how to do this; you must make your request for materials by May 15, 2019.

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By Mail - You can vote by mail only if you request and receive a paper copy of the proxy materials and proxy card. The Notice provides instructions on how to do this; you must make your request for materials by May 15, 2019. You then vote by completing, signing, dating, and timely returning a proxy card.

•	In Person - You may come to the Annual Meeting and cast your vote there.
For beneficial stockholders (with shares held in street name), the Notice, which has been forwarded to you by your broker, bank or other holder of record (nominee), directs you to the Internet site where you will find our proxy materials. Your nominee has also provided instructions on how you may request a paper or email copy of our proxy materials and how you may provide voting instructions to your nominee. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining legal proxy.
Voting Authority of Management Proxies
 Whether you hold your shares of record or in street name, your proxy vote authorizes the management proxies to vote as directed by you. If you are a stockholder of record and you send in a properly executed proxy card without specific voting instructions, your shares of common stock represented by the proxy will be voted as recommended by the Board, namely:

1.	FOR the election of the two nominees for Class A director named in this proxy statement;

2.	FOR the ratification of the appointment of Crowe LLP as our independent registered public accounting firm;

3.	FOR the approval of the Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan; and

4.	FOR the approval of the Amended and Restated Globalstar, Inc. Employee Stock Purchase Plan.
As discussed more fully below, shares owned by the Thermo Companies and their affiliates (“Thermo”), which entities are owned and controlled by our Executive Chairman and controlling stockholder, Mr. James Monroe III, are not entitled to vote on Proposal One. Mr. Monroe has informed us that he intends to vote, on behalf of himself and the entities he controls, in favor of the second, third, and fourth proposals. This vote assures approval of the second, third, and fourth proposals in accordance with the Board’s recommendations.
Other Business - We are not aware of any other matter that is expected to be acted on at the Annual Meeting.
Effect of Not Casting Your Vote
If you are a stockholder of record no votes will be cast on your behalf on any of the items of business at the Annual Meeting unless you submit a proxy or vote at the meeting.
If you hold shares in street name, you must give instructions to your nominee on how you would like your shares to be voted. If you do not provide any instructions, your nominee can vote your shares only on “routine” items, such as the ratification of the appointment of our independent registered public accounting firm. The election of directors and the approval of the Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan and the Amended and Restated Globalstar, Inc. Employee Stock Purchase Plan are not considered “routine” items. Thus, if a nominee holds your shares and you do not instruct the nominee how to vote on these items, your shares will not be voted on your behalf.
How to Change or Revoke Your Proxy Vote
 Shares Held of Record - If you give Internet or telephonic voting instructions or send in a proxy card and later want to change or revoke your vote, you may do so at any time provided that your instructions are received before voting closes for the method you select or if you vote at the meeting.  You may change or revoke your vote in any of the following ways:

•	by giving new voting instructions on the Internet or by telephone, or by mailing new voting instructions to us on a proxy card with a later date;

•	by notifying our Corporate Secretary in writing (at the mailing address listed on page 31) that you have revoked your proxy; or

•	by voting in person at the Annual Meeting.
Shares Held in “Street Name” - You should follow the instructions given to you by your broker or nominee on how to change or revoke your vote.
 You may use any of these methods to change your vote, regardless of the method previously used to submit your vote.  The inspector of election for the meeting will count only the most recent vote received before the deadlines set forth in the voting instructions.
 How to Vote Shares in Our Employee Benefit Plans
 If you hold common stock in our Employee Stock Purchase Plan (“ESPP”), you cannot vote your shares directly. The trustee for the ESPP will vote the shares held in the plan. You will receive a voting instruction card from the trustee, which will provide voting instructions. If you provide voting instructions, the trustee will vote your shares in the ESPP as you direct. If you do not provide voting instructions, your shares in the ESPP will not be voted.
Holders of stock options or unvested restricted stock units issued under our Equity Incentive Plan cannot vote the shares issuable upon exercise or vesting until those shares are issued.
Quorum Requirement
A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if holders of a majority (725,034,743) of the shares of common stock entitled to vote at the meeting are present in person or by proxy.  Abstentions, broker non-votes and votes withheld from director nominees count as shares of common stock present at the meeting for purposes of establishing a quorum.
Method and Cost of Soliciting Proxies
We have asked banks, brokers and other financial institutions, nominees and fiduciaries to forward our proxy material to beneficial owners and to obtain authority to execute proxies on their behalf, and we will reimburse them for their expenses in doing so.  Proxies also may be solicited by our management, without additional compensation, through the mail, in person, or by telephone or electronic means.

Admission to the Meeting
We reserve the right to limit admission to the Annual Meeting to our stockholders of record, persons holding valid proxies from our stockholders of record and beneficial owners of our common stock.  If your common stock is registered in your name, we may verify your ownership at the meeting in our list of stockholders as of the Record Date.  If your common stock is held through a broker or a bank, you should bring to the meeting proof of your beneficial ownership of the stock.  This documentation could consist of, for example, a bank or brokerage firm account statement that shows your ownership as of the Record Date or a letter from your bank or broker confirming your ownership as of the Record Date.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
The following table shows (i) the number of shares of common stock beneficially owned as of the Record Date by each director and nominee for director, by each current executive officer, and by all directors, nominees, and current executive officers as a group and (ii) all the persons who were known to be beneficial owners of five percent or more of our common stock, our only voting securities, on April 2, 2019 based upon 1,450,069,483 shares of common stock outstanding as of that date. Holders of our common stock are entitled to one vote per share.

	Amount and Nature of
	Beneficial Ownership
	Common Stock
		Percent
Name of Beneficial Owner (1)	Shares	of Class
James Monroe III (2) FL Investment Holdings, LLC Thermo Funding II LLC Globalstar Satellite, L.P.	826,818,261	57.02%
Mudrick Capital Management, L.P. (3) Jason Mudrick	97,909,222	6.75%
James F. Lynch (4) Thermo Investments II LLC	13,351,136	*
William A. Hasler (5)	935,000	*
Benjamin G. Wolff	—	*
Keith O. Cowan	—	*
Timothy E. Taylor (6)	401,535	*
Michael J. Lovett	—	*
David B. Kagan (7)	687,358	*
L. Barbee Ponder (8)	231,925	*
Rebecca S. Clary (9)	550,215	*
All directors and current executive officers as a group (10 persons) (1)(2)(4)(5)(6)(7)(8)(9)	842,975,430	58.05%
*Less than 1% of outstanding shares.

1.
“Beneficial ownership” is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. Stock is “beneficially owned” if a person has or shares the power (a) to vote or direct its vote or (b) to sell or direct its sale, even if the person has no financial interest in the stock. Also, stock that a person has the right to acquire, such as through the exercise of options or warrants or the conversion of notes, within sixty (60) days of the Record Date is considered to be “beneficially owned.” These shares are deemed to be outstanding and beneficially owned by the person holding the derivative security for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, each person has full voting and investment power over the stock listed.

2.
The address of Mr. Monroe, FL Investment Holdings, LLC, Thermo Funding II LLC and Globalstar Satellite, L.P. is 1735 Nineteenth Street, Denver, CO 80202. This number includes 640,750 shares held by FL Investment Holdings, LLC, 825,358,953 shares held by Thermo Funding II LLC, and 618,558 shares held by Globalstar Satellite, L.P. Mr. Monroe controls, either directly or indirectly, each of Globalstar Satellite, L.P., FL Investment Holdings, LLC and Thermo Funding II LLC and, therefore, is deemed the beneficial owner of the common stock held by these entities. Mr. Monroe also individually owns 200,000 shares (where applicable, Mr. Monroe and the entities referenced above shall be referred to collectively as “Thermo”).

3.
Based on information provided by Mudrick Capital Management, L.P. in Schedule 13D/A filed December 17, 2018. The address of Mudrick Capital Management, L.P. and Jason Mudrick is 527 Madison Avenue, 6th Floor, New York, NY 10022. Mudrick Capital Management and Mr. Mudrick reported shared voting and dispositive power over 97,909,222 shares.

4.	Includes 700,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options and 12,371,136 shares held by Thermo Investments II LLC.

5.	Includes 800,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

6.	Includes 85,550 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

7.	Includes 250,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

8.	Includes 130,000 shares of common stock that he may acquire upon the exercise of currently exercisable stock options.

9.	Includes 235,000 shares of common stock that she may acquire upon the exercise of currently exercisable stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of any class of our equity securities to file forms with the SEC reporting their ownership and any changes in their ownership of those securities. These persons also must provide us with copies of these forms when filed. Based on a review of copies of those forms, our records, and written representations from our directors and executive officers that no other reports were required, we believe that all Section 16(a) filing requirements were complied with during 2018 except for one grant that was made to Messrs. Hasler, Kneuer, Lynch, McIntyre, Roberts, and Young on March 1, 2018 that was not reported until May 10, 2018 due to an administrative oversight.

DISCUSSION OF PROPOSALS TO BE VOTED ON

PROPOSAL 1:  ELECTION OF DIRECTORS
Our Bylaws provide for a Board of, and the Board currently consists of, seven members. Our Board is divided into three classes, with staggered three-year terms.  Each of Class A and B consists of two directors; Class C consists of three directors.  The terms of the directors of each class expire at the annual meetings of stockholders to be held in 2019 (Class A), 2020 (Class B), and 2021 (Class C).  At each annual meeting of stockholders, one class of directors will be elected for a term of three years to succeed the directors whose terms are expiring. The current Directors are: Class A - Keith O. Cowan and Benjamin G. Wolff; Class B - James F. Lynch and Timothy E. Taylor; and Class C - William A. Hasler, James Monroe III and Michael J. Lovett.
Our Certificate of Incorporation and By-laws provide that so long as Thermo beneficially owns at least 45% of the Company’s outstanding Common Stock, two of the seven members of the Company’s Board of Directors (the “Minority Directors”) will be elected by the vote of a plurality of the holders of the Company’s Common Stock other than Thermo (the “Independent Stockholders”), and that candidates for election as Minority Directors are to be nominated by the Strategic Review Committee. Keith O. Cowan and Benjamin G. Wolff have been nominated for election as Class A Directors at the Annual Meeting. Messrs. Cowan and Wolff qualify as Minority Directors under our Certificate of Incorporation. Each of these nominees has consented to being named in this proxy statement and has agreed to serve if elected.  If you elect them, they will hold office until the annual meeting to be held in 2022 or until their successors have been elected and qualified.  The Board is not aware of any reason why any nominee would be unable to serve as a director if elected. If prior to the Annual Meeting either nominee should become unable to serve as a director, the management proxies may vote for another nominee proposed by the Board, although proxies may not be voted for more than two nominees.  If any director resigns, dies or is otherwise unable to serve out his term, or if the Board increases the number of directors, the Board may fill the vacancy for the balance of that director’s term; provided that, for any vacancies left by Minority Directors, candidates for director must be nominated by the Strategic Review Committee.  Under our Bylaws, only the Board may fill vacancies on the Board.
Information about Nominees for Director
The nominees for election as Class A Directors are as follows:
Class A

Name, Age, and	Current Committee
Tenure As Director	Memberships	Current Occupation and Employment Background
Keith O. Cowan Age 62 Director since December 2018 Term Expires in 2019	Nominating and Corporate Governance; Strategic Review
Since January 2013, Mr. Cowan has served as the Chief Executive Officer of Cowan Consulting Corporation LLC. From July 2007 to January 2013, Mr. Cowan was the President of Strategic Planning and Corporate Initiatives at Sprint Corporation and prior to that as the Chief Development Officer of BellSouth Corporation. Mr. Cowan has served as a board member of over a dozen private companies, three public companies, and numerous not-for-profit and civic organizations, including, currently, his service as a board member of Phunware, Inc. and as Chairman of the Board of Aegex Technologies, CX Technologies (ENGAGEcx), Cobra Legal Solutions and Venadar LLC.
Mr. Cowan’s extensive experience in the telecommunications industry and global business development provides important insight in the launch and expansion of our products, services and networks.

Benjamin G. Wolff Age 50 Director since December 2018 Term Expires in 2019	Audit; Compensation; Strategic Review
Mr. Wolff serves as the Chairman and CEO of Sarcos Robotics, a global leader in mobile, dexterous, tele-operated robots. Mr. Wolff joined Eagle River Investments in 2003, a telecom and technology private equity and venture capital firm, where he served as President until 2014. Mr. Wolff co-founded Clearwire Corporation in 2003, where he served in various capacities including President, CEO, Co-Chairman and member of the Board of Directors until 2011. Mr. Wolff served from 2009 to 2014 as Chief Executive Officer, President and Chairman of satellite communications firm ICO Global Communications, which was subsequently renamed Pendrell Corp. Mr. Wolff has served as a member of the board of directors of various telecom and technology companies
Mr. Wolff provides the Board with strong knowledge and insight into the telecommunications market in the United States and abroad and extensive experience in capital markets transactions.

Information about Continuing Directors
Class B

Name, Age, and	Current Committee
Tenure As Director	Memberships	Current Occupation and Employment Background
James F. Lynch Age 61 Director since December 2003 Term Expires in 2020	None
Mr. Lynch has been Managing Partner of Thermo Capital Partners, L.L.C., a private equity investment firm, since October 2001.  Mr. Lynch also serves as Executive Chairman of FiberLight, LLC, a facilities-based provider of metropolitan fiber-optic network infrastructure and high-bandwidth connectivity solutions and served as CEO from 2005 through 2017.  Mr. Lynch served as Chairman of Xspedius Communications, LLC, a competitive local telephone exchange carrier, from January 2005 until its acquisition by Time Warner Telecom in October 2006 and as Chief Executive Officer of Xspedius from August 2005 to March 2006.  Prior to joining Thermo, Mr. Lynch was a Managing Director at Bear Stearns & Co.  Mr. Lynch is a limited partner of Globalstar Satellite, L.P.

Mr. Lynch brings extensive financial management experience, especially in the telecom industry, to the Board.

Timothy E. Taylor Age 36 Director since December 2018 Term Expires in 2020	Strategic Review
Mr. Taylor serves as Vice President, Finance, Business Operations and Strategy of Globalstar and is a Vice President of The Thermo Companies. Before joining Globalstar in 2010, Mr. Taylor was an Associate in the Mergers & Acquisitions Group at Brown Brothers Harriman. Mr. Taylor has served as a board member of Birch Investment Partners, LLC, dba Timberland Cabinets and Rutt HandCrafted Cabinetry since 2017 and Thermo Communications Funding since 2014.

Mr. Taylor brings insight into the daily operations of Globalstar and management experience to the Board.

Class C

Name, Age, and	Current Committee
Tenure As Director	Memberships	Current Occupation and Employment Background
William A. Hasler Age 77 Director since July 2009 Term Expires in 2021	Audit (Chair); Strategic Review
Mr. Hasler served from 1984 to July 1991 as Vice Chairman of KPMG Peat Marwick, an international public accounting firm, from July 1991 to July 1998 as Dean of the Haas School of Business, University of California, Berkeley, and from July 1998 to July 2004 as Co-Chief Executive Officer of Aphton Corp., a biotechnology firm.  He is a Certified Public Accountant. Mr. Hasler currently serves as a director of Ataraxis Biosciences and Rubicon Ltd., and during the past five years has served as a director of Aviat Networks, DiTech Networks Corp., Mission West Properties, the Schwab Funds, Selectron Corp., and Tousa Inc.
Mr. Hasler has an extensive financial background and financial reporting expertise.  Due to his financial leadership roles on other public company boards, he is well-suited to be both one of our directors and Chair of our Audit Committee.

James Monroe III Age 64 Director since December 2003 Term Expires in 2021	Compensation (Chair) Nominating and Corporate Governance (Chair)
Mr. Monroe has served in an executive capacity as the Chairman or Executive Chairman of the Board since April 2004.  He was our Chief Executive Officer from January 2005 until July 2009 and reassumed that position from July 2011 until September 2018.  Since 1984, Mr. Monroe has been the majority owner of a diverse group of privately owned businesses that have operated in the fields of telecommunications, real estate, power generation, industrial equipment distribution, financial services and leasing services that are sometimes referred to collectively in this proxy statement as “Thermo.”  Mr. Monroe controls, directly or indirectly, FL Investment Holdings, LLC, Globalstar Satellite, L.P. and Thermo Funding II LLC.
In addition to being our primary financial sponsor, Mr. Monroe brings his long-term experience in investment, financing and the telecommunications industry to the Board.

Michael J. Lovett Age 57 Director since December 2018 Term Expires in 2021	Audit; Compensation
Since October 2012, Mr. Lovett has served as managing partner of Eagle River Partners LLC, a privately held investment and advisory company. Until April 2012, Mr. Lovett served as the CEO and President of Charter Communications. Previously he was COO and joined Charter in August 2003 as Senior Vice President of Operations. Mr. Lovett has served as a member of the board of directors of various public and private companies, including Charter Communications from February 2010 to April 2012, SATMAP Incorporated d/b/a Afiniti, a private Delaware company, from July 2012 to July 2017, and St. Louis Public Broadcasting Nine Network Media from June 2011 to February 2014. He has also served as a member of the advisory board of Afiniti, Ltd., a private Bermuda company, since February 2016.

Mr. Lovett brings extensive experience to the Board with a demonstrated track record in the telecommunications industry.

Vote Required to Elect Directors
All holders of common stock, other than Thermo, are eligible to vote for this proposal. The two nominees who receive the highest number of votes cast by stockholders eligible to vote (a plurality) will be elected as directors.   There is no provision for cumulative voting in the election of directors.  If you do not vote for a particular nominee, or if you indicate “against” to vote for a particular nominee, your vote will not count “for” the nominee.  “Abstentions” and “broker non-votes” will not count as a vote cast with respect to that nominee’s election.  However, as described under “Quorum Requirement”, above, in these cases your vote will be counted for purposes of determining the existence of a quorum.
Board Recommendation
The Board recommends that stockholders vote FOR the election of the two Class A director nominees.

PROPOSAL 2:  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board desires to obtain from the stockholders an indication of their approval or disapproval of the appointment by the Audit Committee of Crowe LLP, formerly known as Crowe Horwath LLP (“Crowe”), as our independent registered public accounting firm for 2019.
Crowe has served as our independent registered public accounting firm beginning with the audit of the year ended December 31, 2005. We have been informed that neither Crowe nor any of its partners has any direct financial interest or any material indirect financial interest in Globalstar and during the past three years has not had any connection therewith in the capacity of promoter, underwriter, director, officer or employee.
One or more representatives of Crowe will be present, either in person or by telephone, at the meeting, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.
If the resolution is defeated, the adverse vote will be considered a direction to the Audit Committee to select another independent registered public accounting firm for 2020. The appointment for the year 2019 will be permitted to stand unless the Audit Committee becomes aware of other reasons for changing independent registered public accounting firms other than at the end of a fiscal year.
Vote Required to Ratify the Appointment of Crowe
The affirmative vote of the holders of a majority of the shares of common stock represented, in person or by proxy, and entitled to vote at the meeting is required to ratify the appointment of Crowe.
Board Recommendation
The Board recommends that stockholders vote FOR ratification of the appointment of Crowe as our independent registered public accounting firm for the year ending December 31, 2019.

PROPOSAL 3: APPROVAL OF THE THIRD AMENDED AND RESTATED GLOBALSTAR, INC. 2006 EQUITY INCENTIVE PLAN
We are asking our stockholders to approve the Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan (the “Equity Incentive Plan” or “Plan”) for the purpose of establishing a new plan under certain Internal Revenue Service rules and interpretations, while allowing us to use shares already registered under the Plan. The Equity Incentive Plan was originally approved by the Board of Directors and the holders of a majority of our outstanding common stock on July 12, 2006 and became effective upon the registration of our common stock under the Securities Act of 1933 on November 1, 2006.  The Plan was amended and restated at the 2008 Annual Meeting of Stockholders and further amended and restated at the 2016 Annual Meeting of Stockholders.  We designed and adopted the Plan to enable us to implement a compensation program that attracts, motivates and retains experienced, highly qualified employees, directors and independent contractors who contribute to our financial success and whose interests, in the case of directors and employees, are aligned with those of our stockholders. Approval of the Plan will (i) extend the term of the Plan to 2029 and (ii) increase the maximum rate at which shares issued under the Plan may be withheld to satisfy recipients’ withholding tax obligations in connection with grants under the Plan. A copy of the Equity Incentive Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. A summary of the material terms of the Equity Incentive Plan is set forth below. Such summary does not purport to be a complete description of the Equity Incentive Plan and is qualified in its entirety by reference to the complete copy of the Equity Incentive Plan in Appendix A.
General Plan Information
The following is a brief description of the material features of the Equity Incentive Plan. All share numbers below are as of April 2, 2019.
Purpose.  We intend the Equity Incentive Plan to make available incentives that will assist us in attracting, retaining and motivating employees, directors and consultants whose contributions are essential to our success. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares and performance units.
Administration.  The Compensation Committee of our Board administers the Plan, although the Board or Compensation Committee may delegate to one or more officers authority, subject to limitations specified by the Plan and the Board or committee, to grant awards to persons eligible for grants who are neither our officers nor directors. Subject to the provisions of the Equity Incentive Plan, the administrator will determine in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. All awards must be evidenced by a written agreement between us and the participant. The administrator may amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, or otherwise modify the vesting of any award. The administrator has the authority to construe and interpret the terms of the Equity Incentive Plan and awards granted under it. References to the administrator in this description include the Compensation Committee or its delegate.
Shares Subject to Equity Incentive Plan.  The Equity Incentive Plan authorizes a total of 83.2 million shares of common stock. We will make appropriate adjustments in the number of authorized shares and other numerical limits in the Equity Incentive Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are canceled or forfeited will again become available for issuance under the Equity Incentive Plan.  The shares available will not be reduced by awards settled in cash or by shares withheld to satisfy tax withholding obligations. Only the net number of shares issued upon the exercise of stock appreciation rights or options exercised by tender of previously owned shares will be deducted from the shares available under the Equity Incentive Plan.
Eligibility.  The administrator may grant awards under the Equity Incentive Plan to employees, including officers, directors, or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity.  There are approximately 350 employees, four officers, seven directors, and twenty consultants eligible to participate in the Equity Incentive Plan. Although the administrator may grant incentive stock options only to employees, we may grant nonstatutory stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares and performance units to any eligible participant.
Stock Options.  The administrator may grant nonstatutory stock options, “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (the “Code”), or any combination of these. The exercise price for each option may not be less than the fair market value of a share of our Common Stock on the date of grant. The term of all options may not exceed 10 years. Options vest and become exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the administrator. Unless a longer period is provided by the administrator, an option generally will remain exercisable for three months following the participant’s termination of service, except that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for twelve months, but in any event not beyond the expiration of its term. An option held by a participant whose service is terminated for cause will immediately cease to be exercisable.  We have issued and outstanding options for 8.1 million shares of Common Stock under the Equity Incentive Plan, of which approximately 0.5 million are in the money.
Stock Appreciation Rights.  A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our Common Stock between the date of grant of the award and the date of its exercise. We may pay the appreciation either in cash or in shares of Common Stock, and may make this payment in a lump sum or defer payment in accordance with the terms of the participant’s award agreement. The administrator may grant stock appreciation rights under the Equity Incentive Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be cancelled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the administrator. The maximum term of any stock appreciation right granted under the Equity Incentive Plan is 10 years. We do not have any issued and outstanding stock appreciation rights under the Equity Incentive Plan.
Stock Awards.  The administrator may grant stock awards under the Equity Incentive Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase our Common Stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to us. The administrator determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our Common Stock. Stock awards may be subject to vesting conditions based on such service or performance criteria as the administrator specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise determined by the administrator, a participant will forfeit any unvested shares upon voluntary or involuntary termination of service for any reason, including death or disability. A participant will also be required to sell to us at cost, if requested, any unvested restricted shares acquired via a purchase right. Participants holding stock awards will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.  We have issued and outstanding 9.7 million shares of restricted stock awards under the Equity Incentive Plan.
Restricted Stock Units.  Restricted stock units granted under the Equity Incentive Plan represent a right to receive shares of Common Stock at a future date determined in accordance with the participant’s award agreement. The administrator, in its discretion, may provide for settlement of any restricted stock unit by payment to the participant in cash of an amount equal to the fair market value on the payment date of the shares of stock issuable to the participant. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The administrator may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Common Stock are issued in settlement of such awards.  However, the administrator may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.  Unless otherwise determined by the administrator, a participant will forfeit any unvested restricted stock units upon voluntary or involuntary termination of service for any reason, including death or disability.  We have issued and outstanding 0.8 million restricted stock units under the Equity Incentive Plan.
Performance Shares and Performance Units.  The administrator may grant performance shares and performance units under the Plan, which are awards that will result in a payment to a participant only if specified performance goals are achieved during a specified performance period. Performance share awards are denominated in shares of our Common Stock, and performance unit awards are denominated in dollars. In granting a performance share or unit award, the administrator establishes the applicable performance goals based on one or more measures of business performance enumerated in the Plan, such as revenue, gross margin, net income, free cash flow, return on capital or market share. To the extent earned, performance share and unit awards may be settled in cash, shares of Common Stock, including restricted stock, or any combination of these. Payments may be made in lump sum or on a deferred basis. If payments are to be made on a deferred basis, the administrator may provide for the payment of dividend equivalents or interest during the deferral period. Unless otherwise determined by the administrator, if a participant’s service terminates due to death or disability prior to completion of the applicable performance period, the final award value is determined at the end of the period on the basis of the performance goals attained during the entire period, but payment is prorated for the portion of the period during which the participant remained in service. Except as otherwise provided by the Equity Incentive Plan, if a participant’s service terminates for any other reason, the participant forfeits the performance shares or units. We have issued and outstanding 2.0 million performance shares under the Equity Incentive Plan.
Change in Control.  If we are subject to a change in control as described in the Equity Incentive Plan, the acquiring or successor entity may assume or continue awards outstanding under the Equity Incentive Plan or substitute substantially equivalent awards. Any awards which are not assumed or continued in connection with a change in control or exercised or settled prior to the change in control will terminate effective as of the time of the change in control. The administrator may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines. The Equity Incentive Plan also authorizes the administrator, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares of Common Stock upon a change in control in exchange for a payment to the participant with respect to each vested share (or unvested share, if so determined) subject to the canceled award of an amount equal to the excess of the consideration to be paid per share of Common Stock in the change in control transaction over the exercise or purchase price per share under the award.
Amendment and Termination.  The Plan will continue in effect until it is terminated by the administrator, provided, however, that all awards will be granted, if at all, within 10 years of the effective date of the Equity Incentive Plan. The administrator may amend, suspend or terminate the Equity Incentive Plan at any time, provided that without stockholder approval, the Equity Incentive Plan cannot be amended to increase the number of shares authorized, change the class of persons eligible to receive incentive stock options or effect any other change that would require stockholder approval under any applicable law or listing rule. Amendment, suspension or termination of the Equity Incentive Plan will not adversely affect any outstanding award without the consent of the participant, unless such amendment, suspension or termination is necessary to comply with applicable law, regulation or rule.
Plan Benefits
The administrator may grant future benefits under the Equity Incentive Plan in its discretion and therefore we cannot currently determine future benefits, except as described below. Between January 1, 2018 and April 2, 2019, we granted stock options, restricted stock awards and restricted stock units under the Equity Incentive Plan to certain of our directors and executive officers as set forth below in the "Compensation Discussion and Analysis" section.  During the same period, we also granted 0.7 million options on shares of Common Stock, 14.2 million restricted stock awards, and 1.1 million restricted stock units to all of our employees (other than our executive officers) under the Equity Incentive Plan.
Federal Income Tax Consequences of Awards
The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences. The specific tax consequences arising with respect to awards granted under the Equity Incentive Plan will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. As a general rule, we will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (iii) we will not be entitled to a tax deduction for compensation attributable to awards granted to our covered employees, if and to the extent such compensation, along with any other compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20 percentage points above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Code Section 409A, and the requirements of Code Section 409A are not satisfied.
New Plan Benefits
Awards under the Equity Incentive Plan will be granted in amounts and to individuals as determined by the administrator. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the Equity Incentive Plan are not determinable at this time.
Vote Required to Approve the Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan

The affirmative vote of the holders of a majority of the shares of common stock represented, in person or by proxy, and entitled to vote at the meeting is required to approve the Third Amended and Restated 2006 Equity Incentive Plan. “Abstentions” and “broker non-votes” will not count as a vote cast with respect to the approval of the Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan. However, as described under “Quorum Requirement”, above, in these cases your vote will be counted for purposes of determining the existence of a quorum.

Board Recommendation

The Board recommends that stockholders vote FOR the approval of the Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan.

PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED GLOBALSTAR, INC. EMPLOYEE STOCK PURCHASE PLAN
We are asking our stockholders to approve the amendment to the Globalstar, Inc. Employee Stock Purchase Plan (the “ESPP”) for the purpose of (i) increasing the number of shares available under the ESPP from 7 million to 14 million and (ii) providing for annual increases in the number of shares available under the ESPP of up to 2% of our total number of outstanding share of common stock at the discretion of the Board. The ESPP was originally approved by the Board of Directors and the holders of a majority of our outstanding common stock and became effective in June 2011.  We designed and adopted the ESPP to encourage employees to acquire a stake in Globalstar through stock ownership and align their interest with those of our stockholders. A copy of the amended ESPP is attached to this proxy statement as Appendix B and is incorporated herein by reference. A summary of the material terms of the ESPP is set forth below. Such summary does not purport to be a complete description of the Amended and Restated ESPP and is qualified in its entirety by reference to the complete copy of the Amended and Restated ESPP in Appendix B.
General Plan Information
Purpose. The ESPP provides a convenient and advantageous way for employees to acquire an equity interest in the Company, thereby further aligning the interests of the employees and the Company’s stockholders. The ESPP is intended to meet the requirements of Section 423 of the Internal Revenue Code. If the requirements of Section 423 are met, participants will have the opportunity to take advantage of certain federal income tax benefits.
Administration. The Compensation Committee of our Board administers the ESPP, although the Board or Compensation Committee may delegate its authority to one or more officers, subject to limitations specified by the ESPP and the Board or committee. The administrator has the authority to construe and interpret the terms of the ESPP and rights granted under it. References to the administrator in this description include the Compensation Committee or its delegate.
Shares Subject to Employee Stock Purchase Plan. The maximum aggregate number of shares of Common Stock that may be purchased through the ESPP is 7 million shares; as amended by this Proposal, the aggregate number of available shares will be increased to 14 million shares and the aggregate number of available shares will be increased on an annual basis by up to 2% of our total number of outstanding shares of common stock at the Board’s discretion. The number of shares that may be purchased through the ESPP will be subject to proportionate adjustments to reflect stock splits, stock dividends, or other changes in our capital stock. Shares of common stock purchased through the ESPP may be treasury shares, newly issued shares or shares purchased on the open market.
Eligibility. Participation in the ESPP is available to employees who have been employed by the Company or, unless otherwise determined by our Board of Directors, a subsidiary of the Company that is a corporation or is treated as a corporation or a division for tax purposes, for at least six months on a regular full- or part-time basis. Non-management directors, leased employees, employees who typically work 20 or fewer hours per week or less than five months per year, independent contractors and employees who own stock possessing 5% or more of the total combined voting power or value of all classes of the Company’s or a subsidiary’s capital stock are not eligible to participate in the ESPP. Approximately 246 employees are eligible to participate in the ESPP.
Description. The ESPP provides eligible employees of the Company and its subsidiaries with an opportunity conveniently to acquire shares of our Common Stock at a discount.
The ESPP permits eligible employees to purchase shares of Common Stock through payroll deductions during two annual offering periods beginning on June 15 and December 15, unless adjusted by the Board or one of its designated committees (the “Offering Periods”). Eligible employees may purchase shares through payroll deductions of up to 15% of total compensation per pay period, but may purchase no more than $25,000 worth of shares of Common Stock or 500,000 shares of Common Stock in any calendar year, as measured as of the first day of each applicable Offering Period. The price an employee pays is 85% of the fair market value of Common Stock. Fair market value is equal to the lesser of the closing price of a share of Common Stock on either the first or last day of the Offering Period.
Upon a merger or consolidation involving the Company in which the Company is not the surviving corporation or upon a liquidation of the Company, the Board may terminate the ESPP, provide for a new purchase date for the remaining Offering Period, or take such other action as it deems appropriate and is acceptable to the Company’s successor. Upon termination of the ESPP, all rights to purchase shares through the ESPP will expire and all uninvested amounts contributed will be returned to participants. The ESPP may be terminated or amended by our Board at any time in its sole discretion, but may not be amended, without prior stockholder approval, to increase the maximum number of shares issuable or to reduce the purchase price per share. The proceeds of stock sales received by the Company under the ESPP will constitute general funds of the Company and may be used by us for any purpose.
On April 2, 2019, the closing sale price for a share of our Common Stock reported on The New York Stock Exchange was $0.42.
Tax Consequences
The ESPP is intended to qualify for the federal income tax treatment available to participants in an employee stock purchase ESPP that meets the requirements of Section 423 of the Internal Revenue Code. An employee who participates in a plan that qualifies under Section 423 will not realize income at the time he or she enrolls in the ESPP or purchases shares. If an employee does not dispose of the shares within two years following the last day of the Offering Period in which shares were acquired, then upon disposition of the shares the employee will realize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the last day of the Offering Period in which such shares were acquired over the price the employee paid to acquire the shares or (ii) the amount by which the net proceeds received by the employee from the sale of the shares exceed the price paid by the employee to acquire the shares. Any further gain on such sale will be taxed as capital gain. No income tax deduction will be allowed the Company for shares purchased by the employee, provided such shares are held for the period described above.
If an employee disposes of shares within the period described above, the employee will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the shares on the date of purchase under the ESPP over the price the employee paid to acquire the shares or (ii) the amount by which the net proceeds received by the employee on the sale of the shares exceeds the price the employee paid to acquire the shares. (Any further gain on such sale will be taxed as capital gain.) In such instances, the Company will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by the employee.
New Plan Benefits
Participation in the ESPP is voluntary and each employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. Accordingly, any benefits or amounts that will be received by officers and other employees under the ESPP are not determinable at this time.
Vote Required to Approve the Amended and Restated Globalstar, Inc. Employee Stock Purchase Plan

The affirmative vote of the holders of a majority of the shares of common stock represented, in person or by proxy, and entitled to vote at the meeting is required to approve the amendment to the Employee Stock Purchase Plan. “Abstentions” and “broker non-votes” will not count as a vote cast with respect to the approval of the Globalstar, Inc. Employee Stock Purchase Plan. However, as described under “Quorum Requirement”, above, in these cases your vote will be counted for purposes of determining the existence of a quorum.

Board Recommendation

The Board recommends that stockholders vote FOR the approval of the amendment to the Globalstar, Inc. Employee Stock Purchase Plan.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES
Board Governance, Meetings and Attendance at Meetings
Our Board has four standing committees: Audit, Compensation, Nominating and Governance, and Strategic Review.  The Board has adopted a charter for each standing committee.
We have a Code of Conduct that is applicable to all employees, including executive officers, as well as to directors to the extent relevant to their service as directors. The committee charters and Code of Conduct are available on our website at www.globalstar.com/corporate/investors under “Corporate Governance.”  You may request a copy of any of these documents to be mailed to you as described on page 31 of this proxy statement. We will post any amendments to, or waivers from, the Code of Conduct that apply to our principal executive and financial officers on our website. At the date of this proxy statement, no such waivers have been requested or granted.
The Thermo companies listed under Security Ownership of Principal Stockholders and Management hold stock representing a majority of our voting power.  As a result, we are a “controlled company” for purposes of the NYSE American rules and are not required to have a majority of independent directors on the Board or to comply with the requirements for compensation and nominating/governance committees.  However, we are subject to all other NYSE American corporate governance requirements, including the rule requiring that the audit committee be composed entirely of independent directors.
The Board has determined that Messrs. Cowen, Hasler, Lovett, and Wolff are independent directors as defined in Rule 10A-3 under the Securities Exchange Act of 1934 and in the NYSE American rules.  This determination was based on the absence of any relationship known to the Board between Messrs. Cowen, Hasler, Lovett, Wolff and us (other than as a director and stockholder), and on the Board’s conclusion that the relationship described below does not affect the independence of any of them as a Director.
During 2018, the Board held 13 meetings and took action by unanimous written consent four times.  Each director serving on the Board in 2018 attended at least 75% of the meetings of the Board and of each committee on which he served in each case during the time he was a director.
We do not have a specific policy regarding director attendance at the Annual Meeting. Mr. Roberts attended the 2018 Annual Meeting.
Leadership Structure
Since September 2018, Mr. Kagan has served as our Chief Executive Officer and Mr. Monroe as the Executive Chairman of the Board. Mr. Kagan has responsibility for all activities related to the Company’s satellite business. Mr. Monroe, as Executive Chairman, is responsible for strategic financing efforts and liquidity matters, other than the Company’s senior credit facility which is the responsibility of Mr. Kagan. In addition, subject to the authority of the Strategic Review Committee as provided in our Second Amended and Restated Certificate of Incorporation and our Fourth Amended and Restated By-laws, which we agreed to adopt in December 2018, Mr. Monroe has primary responsibility for all strategic terrestrial spectrum-related activities on a global basis, including the Company’s ongoing efforts to standardize and monetize its terrestrial spectrum assets.
Mr. Monroe dually served as our Chairman and Chief Executive Officer since our initial public offering in November 2006 through September 2018, with the exception of July 2009 through July 2011. During this two-year period, and again in September 2018, the Board, with input from Mr. Monroe, changed our leadership structure with the appointment of a Chief Executive Officer, resulting in split positions for the Chief Executive Officer and Chairman of the Board.
Board’s Role in Risk Oversight
The Board has determined that the role of risk oversight will remain with the full Board rather than having responsibility delegated to a specific committee, although the Audit Committee continues to focus on accounting and financial risks.  Our executive officers evaluate and manage day-to-day risks and report regularly to the Board on these matters.
Audit Committee
The current members of the Audit Committee are Messrs. Hasler, Wolff and Lovett.  Prior to December 28, 2018, the members of the Committee were Mr. Hasler, J. Patrick McIntyre and John M. R. Kneuer. Mr. Hasler serves as Chairman, and the Board has determined that he is an “audit committee financial expert” as defined by SEC rules.

The principal functions of the Audit Committee, which are reflected in the committee's charter, include:

•	appointing and replacing our independent registered public accounting firm;

•	approving all fees and all audit and non-audit services of the independent registered public accounting firm;

•	annually reviewing the independence of the independent registered public accounting firm;

•	assessing annual audit results;

•	periodically reassessing the effectiveness of the independent registered public accounting firm;

•	reviewing our financial and accounting policies and our annual and quarterly financial statements;

•	reviewing the adequacy and effectiveness of our internal accounting controls and monitoring progress for compliance with Section 404 of the Sarbanes-Oxley Act;

•	overseeing our programs for compliance with laws, regulations and company policies;

•	approving all related person transactions not otherwise delegated to the Strategic Review Committee;

•	considering any requests for waivers from our Code of Conduct for senior executive and financial officers (which waivers would be subject to Board approval); and

•	in connection with the foregoing, meeting with our independent registered public accounting firm and financial management.
During 2018, the Audit Committee held four meetings and did not take action by unanimous written consent.
The Audit Committee has furnished the following report for inclusion in this proxy statement.
Audit Committee Report for 2018
In addition to other activities, the Audit Committee:

•	reviewed and discussed with management the Company’s audited financial statements for 2018;

•
discussed with Crowe LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by accounting and PCAOB standards, including significant accounting policies, management’s judgments and accounting estimates, and Crowe’s judgments about the quality of the Company’s accounting principles as applied in its financial reporting; and

•
received the written disclosures and the letter from Crowe required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning the accountant’s independence from the Company and its subsidiaries, and discussed with Crowe their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

April 2, 2019	William A. Hasler, Chair
Benjamin G. Wolff
Michael J. Lovett

Compensation Committee
The current members of the Compensation Committee are Messrs. Monroe, Wolff, and Lovett. Mr. Monroe serves as Chairman.  The principal functions of the Compensation Committee include:

•	reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers in light of business strategies and objectives;

•	reviewing and recommending to the Board compensation for our chief executive officer and other executive officers; and

•
administering our incentive compensation plans, including the 2006 Equity Incentive Plan, and, in this capacity, approving or recommending to the Board all grants or awards to our directors, executive officers and other eligible participants under these plans.

As indicated above, the Compensation Committee is responsible for approving or recommending to the Board the compensation of each of our executive officers.  (Director compensation is established by the Board, based upon recommendations of the Chief Executive Officer.)  The Compensation Committee may delegate tasks to a subcommittee for any purpose and with such power and authority as the Compensation Committee deems appropriate from time to time. Currently, it has delegated to Mr. Monroe the review of corporate goals, objectives and compensation related to executive officers other than himself.  The Committee has also designated Mr. Monroe and Mr. Roberts to act as officer-administrators by approving actions on behalf of the Committee to implement existing compensation awards under the Company's Equity Incentive Plan.  Only the Compensation Committee or the Board may grant awards under this Plan to executive officers and directors, or make decisions regarding these awards.
Mr. Monroe makes decisions on all components of compensation for all employees of vice president level and above and reviews manager level employees and below for bonus and equity awards based upon input from executive officers in charge of each business unit.  Mr. Monroe does not receive a salary from us for his services as Executive Chairman, though he does receive the compensation described under “Compensation of Directors,” below, for his services as a director. Notwithstanding his position as Executive Chairman, Mr. Monroe generally does not participate in any of our incentive compensation plans.
The Compensation Committee meets in person as often as it determines necessary to discharge its responsibilities.  The Committee may hold follow-up conference calls and act by written consent between its meetings.  In 2018, the Compensation Committee held two meetings and did not take action by unanimous written consent.  Unless a later date is specified, the date of grant of any award made by unanimous written consent is the date on which the last consent is received by our Corporate Secretary.
Under its charter, the Committee has the authority to retain and terminate a compensation consultant, but has not retained one.
The Compensation Committee has furnished the following report for inclusion in this proxy statement.
Compensation Committee Report for 2018
The undersigned comprise the members of the Compensation Committee of the Company’s Board of Directors.
The Committee has reviewed and discussed the Compensation Discussion and Analysis presented below with the Company’s management.  Based upon that review and those discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

April 2, 2019	James Monroe III, Chair
Benjamin G. Wolff
Michael J. Lovett

 Nominating and Governance Committee
The current members of the Nominating and Governance Committee are Messrs. Cowan and Monroe. Mr. Monroe serves as Chairman. The principal functions of the Nominating and Governance Committee include:

•	identifying and recommending to the Board qualified candidates to fill vacancies on the Board;

•	recommending to the Board candidates to be nominated for election as directors at annual meetings of stockholders;

•	considering stockholder suggestions for nominees for director;

•	making recommendations to the Board regarding corporate governance matters and practices;

•	reviewing and making recommendations to the Board regarding director compensation; and

•	reviewing public policy matters of importance to our stockholders, including oversight of our corporate responsibility program.
 The Nominating and Governance Committee met one time in 2018 and it did not take action by written consent during the year. We do not currently employ an executive search firm, or pay a fee to any other third party, to locate or evaluate qualified candidates for director positions.  The Board and the Nominating and Governance Committee believe that the minimum qualifications (whether a candidate is recommended by a stockholder, management or the Board) for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of our business and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. The Board has not adopted a policy with regard to board diversity.
The Board has not established formal procedures for stockholders to submit director recommendations; however, such recommendations may be sent by US Postal Service mail to the Nominating and Governance Committee, c/o Corporate Secretary, 1095 Nimitzview Drive, Suite 201A, Cincinnati, Ohio 45230, or by e-mail to corporate.secretary@globalstar.com, and should be sent by not later than December 31 of the year before the year in which the director candidate is recommended for election.  If we were to receive such a recommendation of a candidate from a stockholder, the Nominating and Governance Committee would consider the recommendation in the same manner as all other candidates.  In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.  We did not receive any recommendations of candidates from stockholders during 2018.

Strategic Review Committee
On December 28, 2018, Globalstar established a standing “Strategic Review Committee” and designated Messrs. Cowan, Wolff, Taylor and Hasler as members of the Strategic Review Committee. The Strategic Review Committee is required to remain in existence for as long as Thermo and its affiliates own and its affiliates beneficially own forty-five percent (45%) or more of Globalstar’s outstanding common stock (the “Thermo Minimum Shares”). Unless the Strategic Review Committee is prohibited under applicable law from having the power or authority to act on any of the following matters, the Strategic Review Committee has exclusive responsibility for oversight, review, and approval (to the extent permitted by law) or disapproval of the following:
(i) any acquisition by Thermo of additional newly-issued securities of the Company (other than pursuant to a Permitted Financing, a Debt Conversion, or an Option Conversion, each defined below);
(ii) any extraordinary corporate transaction, such as a merger, reorganization, or liquidation, involving the Company or any of its subsidiaries;
(iii) any sale or transfer of a material amount of assets of the Company or any sale or transfer of assets of any of the Company’s subsidiaries which are material to the Company;
(iv) any change in the Board, including any plans or proposals to change the number or term of directors, other than nominations for election or reelection to the Board (except nominations for election or reelection of Minority Directors in connection with the end of a term of a Minority Director) and nominations and appointments of individuals to fill vacancies or newly created directorships (except nominations and appointments to fill vacancies of Minority Director seats);
(v) any material change in the present capitalization or dividend policy of the Company (other than pursuant to a Permitted Financing, a Debt Conversion, or an Option Conversion);
(vi) any other material changes in the Company’s lines of business or corporate structure (other than pursuant to a Permitted Financing, a Debt Conversion, or an Option Conversion); and
(vii) any transaction between the Company, on the one hand, and one or more of the Thermo stockholders, on the other hand, that has a value (as determined in good faith by the Strategic Review Committee) in excess of $250,000, except for any Permitted Financing, any Debt Conversion, any Option Conversion, and certain other matters.
For as long as Thermo and its affiliates own the Thermo Minimum Shares, to the extent that any of the foregoing matters, or any matter set forth in the charter of the Strategic Review Committee, requires approval of the full Board under applicable law, the Company does not have the power to take such action unless such action is approved by the Board only after it is recommended to the Board by the Strategic Review Committee.
Certain enumerated transactions are not subject to Strategic Review Committee review:
(i) a financing that includes participation by one or more of the Thermo stockholders on terms equal (as determined in good faith by the Board) to other parties (including the common stock offering made pursuant to the Settlement Agreement) (a “Permitted Financing”);
(ii) the conversion of subordinated debt held by Thermo into capital stock of the Company in accordance with the terms of such debt as existing as of December 14, 2018 (a “Debt Conversion”);
(iii) the exercise of options by any Thermo Stockholder (including, for the avoidance of doubt, Mr. Monroe) in accordance with the terms of such options as existing as of December 14, 2018 (an “Option Conversion”); and
(iv) a lease with respect to the Company’s headquarters.
The Strategic Review Committee requires the affirmative vote of a majority of its authorized number of members (regardless of vacancies thereon) in order to take action at a meeting. To the extent the Strategic Review Committee fails to obtain such vote on any particular matter of business before it, the Strategic Review Committee consults with the Board until such vote is obtained or the matter is otherwise resolved and abandoned. In the event the Strategic Review Committee cannot obtain such vote for any single nominee for Minority Director, then the Strategic Review Committee shall nominate two such nominees for each Minority Director seat subject to election. The members of the Strategic Review Committee who are Minority Directors shall each have three votes with respect to one nominee for Minority Director and the members of the Strategic Review Committee who are not Minority Directors shall each have three votes with respect to the other nominee for Minority Director. The Strategic Review Committee may nominate and include on the annual or special meeting proxy card two candidates for a Minority Director seat.

Communicating with the Board of Directors or with Individual Directors
The Board has adopted a process for our stockholders to send communications to the Board or any management or non-management director.  Correspondence should be addressed to the Board or any individual director(s) or group or committee of directors either by name or title.  All correspondence of this nature should be sent c/o Corporate Secretary to us by US Postal Service mail at 1095 Nimitzview Drive, Suite 201A, Cincinnati, Ohio 45230.
All communications received as set forth in the preceding paragraph will be opened by the office of the Secretary for the sole purpose of determining whether the contents represent a message to the directors.  Any contents that are not in the nature of promotion of a product or service, advertising, or patently offensive will be forwarded promptly to the addressee(s), but any communication also will be available to any director who requests it.

COMPENSATION OF DIRECTORS
The table below reflects compensation paid to our directors during 2018.

Name	Fees Earned or Paid in Cash (8)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
James Monroe III (2)	—	50,000	25,844	—	75,844
James F. Lynch (2), (3), (7)	—	197,000	54,154	—	251,154
William A. Hasler (2), (3), (4), (7)	—	270,500	115,300	—	385,800
Keith O. Cowan (2)	—	50,000	25,844	—	75,844
Benjamin G. Wolff (2)	—	50,000	25,844	—	75,844
Michael J. Lovett (2)	—	50,000	25,844	—	75,844
Timothy E. Taylor (2), (5)	—	50,000	25,844	—	75,844
Richard S. Roberts (3), (6), (7)	—	147,000	28,310	—	175,310
J. Patrick McIntyre (3), (4), (6), (7)	—	257,336	185,854	—	443,190
Kenneth M. Young (3), (4), (6), (7)	—	257,336	39,356	—	296,692
John M. R. Kneuer (3), (4), (6), (7)	—	257,336	180,284	—	437,620
(1) Represents the aggregate grant date fair value computed consistent with FASB ASC Topic 718. For further discussion of our accounting policies for stock-based compensation and assumptions used in calculating the grant date fair value of stock-based compensation awards, see Note 14 to the Consolidated Financial Statements in our 2018 Annual Report on Form 10-K. The actual amount of compensation realized, if any, for option awards may differ from the amounts presented in the table.
(2) On December 27, 2018, we granted 106,383 restricted stock awards with a grant date fair value of $0.47 per share and options to purchase 100,000 shares of common stock with a grant date fair value of $0.26 per share. The restricted stock awards vest over a one-year period and the options to purchase shares of common stock vest in one-third increments over a three-year period.
(3) On March 1, 2018, we granted 150,000 restricted stock awards with a grant date fair value of $0.98 per share and a three-year vesting period. We accelerated the vesting of certain of these awards as discussed in footnote 7 below.
(4) On March 1, 2018, we granted 75,000 restricted stock awards with a grant date fair value of $0.98 per share which vested on December 31, 2018 designed to provide compensation for the directors' efforts on behalf of the Company's special committee of independent directors in connection with the proposed FiberLight transaction. We extended the vesting period to January 2, 2019 for certain of these awards as discussed in footnote 7 below.
(5) Mr. Taylor also received compensation during 2018 for his service as a Vice President of the Company. This compensation is not reflected in the table above.
(6) Messrs. Roberts, McIntyre, Young and Kneuer departed from the Board of Directors in December 2018.
(7) As a result of the departure of four members of the board of directors in December 2018, the Company modified certain terms for all stock options outstanding for the four departing directors and the three members of the Board of Directors who were not departing (collectively, the "Former Board"). In connection with this modification, all unvested stock options held by members of the Former Board vested and the term of all stock options held by such members was extended to a new ten-year period. Additionally, the Company accelerated the vesting of outstanding restricted stock awards for three of the four departing members of the Board of Directors. In total, the seven members of the Former Board had options to purchase approximately 3.4 million shares. Additionally, three departing members of the Board of Directors had unvested restricted stock awards of 0.5 million shares in total. The incremental compensation cost recognized upon modification of the stock options was $0.6 million and upon acceleration of the vesting of the restricted stock awards was $0.1 million, both of which were recognized during the year ended December 31, 2018 in accordance with applicable accounting guidance. This incremental fair value for each director and each type of grant (options to purchase common stock and restricted stock awards) is reflected in the table above.
(8) During 2018, our directors did not receive cash compensation; however, effective during 2019, annual cash compensation will be paid to each current director in the amount of $50,000.

EXECUTIVE OFFICERS
The current executive officers of the Company are James Monroe III, Executive Chairman; David B. Kagan, Chief Executive Officer; Rebecca S. Clary, Vice President and Chief Financial Officer; and L. Barbee Ponder IV, Vice President of Regulatory Affairs and General Counsel. Information about Mr. Monroe is given above under “Proposal 1: Election of Directors: Information about Continuing Directors.”
David B. Kagan, age 57, has been our Chief Executive Officer since September 2018. He served as our President and Chief Operating Officer from January 2016 through March 2017 and reassumed the positions in December 2017 through September 2018. Mr. Kagan previously served as Chief Operating Officer of SpeedCast International Limited from March 2017 through November 2017, President of ITC Global LLC, a global satellite services company, from August 2014 through its sale to Panasonic in September 2015, and President and Chief Executive Officer of Globe Wireless LLC from June 2011 through its sale to Inmarsat in August 2014. He also served as Senior Vice President - Business Development of Spacenet, Inc. from March 2010 to June 2011.
Rebecca S. Clary, age 40, has been our Vice President and Chief Financial Officer since August 2014. She served as our Chief Accounting Officer from January 2013 to August 2014 and as Corporate Controller from June 2011 to January 2013. Prior to joining Globalstar, she was a manager with PricewaterhouseCoopers LLP in its U.S. Audit and Assurance Services Practice. Ms. Clary is a Certified Public Accountant.
L. Barbee Ponder IV, age 52, has been our General Counsel and Vice President of Regulatory Affairs since July 2010. He owned and operated a private company with timber, sand and gravel, and oil and gas interests from 2005 to July 2010. Mr. Ponder served in various Regulatory Counsel positions for BellSouth Corporation from 1996 to 2005.  Prior to joining BellSouth, Mr. Ponder practiced with the Jones Walker law firm in New Orleans, where he specialized in commercial litigation including class action defense.

COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis (CD&A) should be read in conjunction with the compensation tables beginning on page 23. Our named executive officers for 2018 were:

•
David B. Kagan, Chief Executive Officer (from September 2018), President and Chief Operating Officer (from January 2017 through March 2017 and upon reappointment in December 2017 through September 2018)

•	James Monroe III, Executive Chairman (from September 2018) and former Chief Executive Officer (until September 2018)

•	Rebecca S. Clary, Vice President and Chief Financial Officer

•	L. Barbee Ponder IV, General Counsel and Vice President Regulatory Affairs
Overview
Our compensation program for executive officers is intended to:

•	provide each officer with a conservative base salary; and

•	create an incentive for retention and achievement of our long-term business goals using a sizable, multi-year stock or option bonus program.
The Compensation Committee is responsible for evaluating the performance of, and reviewing and approving all compensation paid to, our executive officers, including those executive officers named on the Summary Compensation Table (the “named executive officers”).  To preserve the exemption from short swing liability under Section 16(b) of the Securities Exchange Act of 1934, the Board approves equity awards to all executive officers (including the named executive officers) and directors.
Results of 2017 Say-on-Pay Vote
In 2017, we provided our stockholders with the opportunity to provide a non-binding advisory vote on executive compensation and the frequency with which stockholders will be provided an advisory vote on executive compensation. At our 2017 Annual Meeting, 99% of the stockholders who voted on the “say-on-pay” proposal approved the compensation of our named executive officers and 92% of the stockholders voted to approve the frequency with which stockholders will be provided an advisory vote on executive compensation voted for this approval to occur every three years. As a result, the next say-on-pay vote will occur at our 2020 Annual Meeting.

Compensation Philosophy
Our goal is to create performance-based compensation that motivates management to increase stockholder value. Our current Executive Chairman does not receive cash any compensation for his services as Executive Chairman, though he does receive compensation described under “Compensation of Directors,” above, for his services as a director. We compensate our other senior executive officers with a conservative base salary and incentivize them to remain with us through stock-based compensation and discretionary bonuses (which may be paid in cash or stock). The Compensation Committee has not independently reviewed peer group or other market data in setting base salaries or incentive compensation for senior executives. Because our compensation programs are limited, we do not have policies regarding the allocation of compensation between short and long-term or cash and non-cash.
We do not believe that our compensation policies or practices are reasonably likely to have a material effect on us, due in part to the structure of our compensation programs and risk mitigation provided by Board oversight of significant business decisions.
Elements of Compensation
The principal elements of our compensation for the named executive officers are base salary, discretionary bonus, and the opportunity to receive equity-based compensation pursuant to the Amended and Restated 2006 Equity Incentive Plan through time or incentive based awards under our annual bonus plan.
Base Salaries.  We have established base salaries according to each named executive officer’s position, responsibilities and performance.  All executive officers are at-will employees.
Stock Grants.
In 2018, the Committee granted restricted stock awards of 120,000 shares to each of Mr. Kagan, Ms. Clary and Mr. Ponder which vest over a three-year period and are designed to recognize performance and to encourage retention. The Committee also granted restricted stock awards to Mr. Kagan, Ms. Clary and Mr. Ponder of 30,000, 260,000 and 260,000, respectively, as additional incentive compensation; these awards vested one-third immediately and the remaining awards vest over a two-year period from the grant date. In connection with obtaining certain international spectrum authority during 2018, Mr. Ponder was also granted restricted stock awards of 80,000 shares to recognize his performance.
Upon his promotion to Chief Executive Officer, Mr. Kagan was granted restricted stock awards of 3,000,000 shares; of this amount 1,250,000 have a graded vesting schedule whereby ten percent of the awards vest on the first anniversary of the grant date, fifteen percent vest on the second anniversary of the grant date, twenty-five percent vest on the third anniversary of the grant date and the remaining fifty percent vest on the fourth anniversary of the grant date; these equity awards are designed to recognize performance and encourage retention. The remaining 1,750,000 shares have vesting conditions which are contingent upon his achievement of certain performance milestones. Finally, in connection with his appointment to Chief Executive Officer, the Company modified two grants of options to purchase shares of common stock originally granted in December 2017. One performance grant of 250,000 options to purchase shares of common stock was modified to 250,000 restricted stock awards with all other vesting terms remaining the same. The second grant of 750,000 options to purchase shares of common stock with a four year service vest was modified to 750,000 restricted stock awards with all other vesting terms remaining the same.
See the 2018 Grants of Plan-Based Awards table for additional information.
Bonus Plan. The Company has an annual bonus plan designed to reward designated key employees' (including the named executive officers) efforts to exceed the Company's financial performance goals for the designated calendar year. The bonus pool available for distribution is determined based on the Company's Adjusted EBITDA performance during that year. The bonus may be paid in cash or the Company's common stock, as determined by the Compensation Committee. The aggregate amount that could be distributed under the pool was $1.25 million if the Company's Adjusted EBITDA for the plan year was $40.0 million. For each 1% of Adjusted EBITDA above or below the plan year Adjusted EBITDA, adjustments are made to either increase or decrease the distribution. The Company's Adjusted EBITDA for plan year 2018 was $40.6 million, which resulted in a total bonus distribution of $1.3 million. Each participant's award is determined at the discretion of the Compensation Committee. The Company issued a combination of cash and shares in March 2019. Ms. Clary and Mr. Ponder received a cash payment of $85,000 and $60,000, respectively. Mr. Kagan received a total payment of $180,00, of which $120,000 was paid in cash and $60,000 was paid in stock using the closing price of our common stock on the date of issuance. A similar plan is in place for 2019.
In the event the Company's financial statements are restated or otherwise adjusted, resulting in a reduction to Adjusted EBITDA, then participants who have received distributions under the bonus plan in excess of the amounts they would have been entitled to receive, shall be liable to repay such excess to the Company.
All Other Compensation. We contribute $0.50 for each $1.00 contributed to our 401(k) plan by all U.S. employees, up to 6% of the employee’s base salary. We also provide limited perquisites to named executive officers consisting primarily of premiums for term life insurance policies.

We reimburse Thermo for third-party out-of-pocket expenses for transportation, lodging and meals incurred by Thermo employees, including Messrs. Monroe, Lynch, Taylor and Roberts, in connection with their performing services for us. These reimbursements are reviewed and approved for payment by our Chief Financial Officer at least once a year.  See further discussion of Thermo related expenses in the Other Information section below.
Deductibility of Compensation.  Section 162(m) of the Internal Revenue Code prohibits us from taking an income tax deduction for any compensation in excess of $1 million per year paid to certain covered employees. Prior law defined a covered employee as the chief executive officer and the three most-highly compensated executive officers. The Tax Cuts and Jobs Act (the "Act") revised the definition of a covered employee under Section 162(m) to include both the CEO and CFO along with the three most-highly compensated executive officers for the tax year. The Act repealed the exception for performance-based compensation under Section 162(m) of the Internal Revenue Code, which is not expected to have a material impact on the Company.

2018 Summary Compensation Table
The table below summarizes, for 2018, 2017, and 2016 the compensation of our current principal executive officer, principal financial officer and other executive officers required to be included under SEC rules (collectively referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
David B. Kagan (3) Chief Executive Officer	2018	419,586	120,000	930,843	—	9,266	1,479,695
	2017	91,605	—	1,045,000	540,000	1,891	1,678,496
	2016	279,808	—	133,600	192,000	5,128	610,536
Rebecca S. Clary Vice President and Chief Financial Officer	2018	255,497	85,000	125,400	—	7,493	473,390
	2017	241,354	—	132,400	—	4,561	378,315
	2016	228,900	—	359,300	—	4,499	592,699
L. Barbee Ponder IV General Counsel and Vice President of Regulatory Affairs	2018	373,962	60,000	151,800	—	7,834	593,596
	2017	243,495	—	241,200	—	4,760	489,455
	2016	223,907	—	1,457,300	—	4,675	1,685,882
James Monroe III Executive Chairman and former Chief Executive Officer	2018	—	—	—	—	—	—
	2017	—	—	—	—	—	—
	2016	—	—	—	—	—	—
(1) Represents the aggregate grant date fair value computed consistent with FASB ASC Topic 718. For further discussion of our accounting policies for stock-based compensation and assumptions used in calculating the grant date fair value of stock-based compensation awards, see Note 14 to the Consolidated Financial Statements in our 2018 Annual Report on Form 10-K. The actual amount of compensation realized, if any, for option awards may differ from the amounts presented in the table.
During 2018, each of the named executive officers, excluding Mr. Monroe earned a bonus related to 2018 performance of Globalstar. As disclosed in the Compensation, Discussion and Analysis section above, for Mr. Kagan, this bonus was paid in both cash and in the form of Globalstar stock, included in each of the Bonus and Stock Awards columns above.
(2) Consists of matching contributions to 401(k) Plan and life insurance premiums.
(3) Upon Mr. Kagan's promotion to CEO in September 2018, the Company modified the terms of two grants of options to purchase shares of common stock originally granted in December 2017. One performance grant of 250,000 options to purchase shares of common stock was modified to 250,000 restricted stock awards with all other vesting terms remaining the same. The second grant of 750,000 options to purchase shares of common stock with a four year service vest was modified to 750,000 restricted stock awards with all other vesting terms remaining the same. The incremental compensation cost for this modification was $196,000 and reflected in the Award column above.

Equity Compensation
The following table sets forth certain information with respect to each equity award and award opportunity issued to the named executive officers during 2018.  See “Compensation, Discussion and Analysis - Elements of Compensation” for an explanation of the terms of these awards. In connection with his service as an executive officer of the Company, Mr. Monroe did not receive equity awards during 2018 and is not reflected in the table below.
2018 Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock Or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
David B. Kagan (5)	9/4/2018	500,000	—	—	250,000	(1)
	9/4/2018	750,000	—	—	375,000	(1)
	12/11/2018	30,000	—	—	9,900	(2)
	12/11/2018	120,000	—	—	39,600	(3)

Rebecca S. Clary	12/11/2018	260,000	—	—	85,800	(2)
	12/11/2018	120,000	—	—	39,600	(3)

L. Barbee Ponder IV	12/11/2018	80,000	—	—	26,400	(4)
	12/11/2018	260,000	—	—	85,800	(2)
	12/11/2018	120,000	—	—	39,600	(3)
(1) Restricted stock award granted pursuant to our 2006 Equity Incentive Plan. The Company's stock price on the date of the grant was $0.50. Pursuant to the terms of the grant, awards have a graded vesting schedule whereby ten percent of the awards vest on the first anniversary of the grant date, fifteen percent vest on the second anniversary of the grant date, twenty-five percent vest on the third anniversary of the grant date and the remaining fifty percent vest on the fourth anniversary of the grant date.
(2) Restricted stock award granted pursuant to our 2006 Equity Incentive Plan. The Company's stock price on the date of the grant was $0.33. Awards vested one-third immediately and the remaining awards vest over a two-year period from the grant date.
(3) Restricted stock award granted pursuant to our 2006 Equity Incentive Plan. The Company's stock price on the date of the grant was $0.33. Awards vest over a three-year period from the grant date.
(4) Restricted stock award granted pursuant to our 2006 Equity Incentive Plan. The Company's stock price on the date of the grant was $0.33. Awards vested immediately on the grant date.
(5) Excluded from the table above are four grants of restricted stock awards totaling 2,000,000 shares, which are contingent upon Mr. Kagan's achievement of performance milestones. The grant date fair value of these awards will be determined on the date it is determined that achievement is probable. Also excluded from the table above are two grants of options to purchase shares of common stock that were granted in December 2017 and modified in September 2018; in total 1,000,000 options to purchase shares of common stock were granted and modified.

Outstanding Equity Awards at 2018 Fiscal Year-End
The following table reports, on an award-by-award basis, each outstanding equity award held by the named executive officers on December 31, 2018. We generally do not permit executive officers to transfer awards prior to the vesting date, and no transfers were permitted during 2018. In connection with his service as an executive officer of the Company, Mr. Monroe does not have any outstanding equity awards at 2018 fiscal year-end and is not reflected in the table below.

	Option Awards					Stock Awards (1)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)
David B. Kagan	1/13/2016	166,667	83,333	1.21	1/13/2026	12/9/2016	10,001	6,401
						12/6/2017	675,000	432,000
						9/4/2018	450,000	288,000
						9/4/2018	750,000	480,000
						12/11/2018	20,001	12,801
						12/11/2018	120,000	76,800

Rebecca S. Clary	10/12/2010	15,000	—	1.66	10/12/2020	5/16/2016	33,334	21,334
	10/3/2011	75,000	—	0.38	10/3/2021	12/9/2016	10,001	6,401
	11/8/2011	25,000	—	0.61	11/8/2021	12/11/2017	26,667	17,067
	12/13/2013	40,000	—	1.97	12/13/2023	12/11/2018	173,334	110,934
	8/27/2014	40,000	—	3.99	8/27/2024	12/11/2018	120,000	76,800
	12/12/2014	40,000	—	2.58	12/12/2024

L. Barbee Ponder IV	7/13/2010	50,000	—	1.64	7/13/2020	5/16/2016	83,334	53,334
	12/13/2013	40,000	—	1.97	12/13/2023	12/9/2016	10,001	6,401
	12/12/2014	40,000	—	2.58	12/12/2024	12/9/2016	26,667	17,067
						12/11/2018	173,334	110,934
						12/11/2018	120,000	76,800

(1) Market value for shares of unvested restricted stock and unearned equity-based incentive plan holdings is equal to the product of the closing market price of the Company’s stock at December 31, 2018 of $0.64 and the number of unvested restricted shares or units of stock or the number of unearned equity-based incentive plan awards, as applicable.
(2) Awards are granted pursuant to our 2006 Equity Incentive Plan and generally vest over a three-year period from the date of grant. Refer to table above "2018 Grants of Plan-Based Awards" for vesting terms of all options and stock awards granted during 2018.

2018 Option Exercises and Stock Vested
The following table sets forth certain information regarding options exercised and stock awards that vested during 2018 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
David B. Kagan	—	—	26,455	25,000	(1)
	—	—	75,000	27,465	(2)
	—	—	50,000	18,310	(3)
	—	—	10,000	3,580	(4)
	—	—	10,000	3,290	(5)
	—	—	9,999	3,290	(6)

Rebecca S. Clary	—	—	84,656	80,000	(1)
	—	—	33,333	22,436	(7)
	—	—	10,000	3,580	(4)
	—	—	10,001	3,290	(8)
	—	—	13,333	4,387	(9)
			86,666	28,513	(6)

L. Barbee Ponder IV	—	—	63,492	60,000	(1)
	—	—	83,333	56,091	(7)
	—	—	10,000	3,580	(4)
	—	—	10,001	3,290	(8)
	—	—	13,333	4,387	(9)
	—	—	80,000	26,320	(10)
	—	—	86,666	28,513	(6)

James Monroe III	200,000	—	—	—	(11)
(1) Full vesting of restricted stock award granted on February 27, 2018. This award represents the bonus earned in 2017 that was paid in the form of Globalstar common stock in 2018. Value realized upon vesting was based on a stock price of $0.95 on February 27, 2018.
(2) Partial vesting of restricted stock award granted on December 6, 2017. Value realized upon vesting was based on a stock price of $0.37 on the vesting date of December 6, 2018.
(3) Partial vesting of restricted stock award granted on September 4, 2018. Value realized upon vesting was based on a stock price of $0.37 on the vesting date of December 6, 2018.
(4) Partial vesting of restricted stock award granted on December 9, 2016. Value realized upon vesting was based on a stock price of $0.36 on the trading prior to the vesting date of December 9, 2018 as the vesting date was not a trading day.
(5) Partial vesting of restricted stock award granted on January 13, 2016. Value realized upon vesting was based on a stock price of $0.33 on December 11, 2018.
(6) Partial vesting of restricted stock award granted on December 11, 2018. Value realized upon vesting was based on a stock price of $0.33 on December 11, 2018.
(7) Partial vesting of restricted stock award granted on May 16, 2016. Value realized upon vesting was based on a stock price of $0.67 on May 16, 2018.
(8) Partial vesting of restricted stock award granted on December 11, 2015. Value realized upon vesting was based on a stock price of $0.33 on December 11, 2018.
(9) Partial vesting of restricted stock award granted on December 11, 2017. Value realized upon vesting was based on a stock price of $0.33 on December 11, 2018.

(10) Full vesting of restricted stock award granted on December 11, 2018. This award vested upon achievement of certain international spectrum authority. Value realized upon vesting was based on a stock price of $0.33 on the vesting date of December 11, 2018.
(11) No amounts reflected in the Value Realized Upon Exercise column above as the options with an exercise price of $0.38 per share were exercised on November 12, 2018 with a market price of $0.35 per share. In his capacity as a director of the Company, Mr. Monroe received a grant of restricted stock awards in December 2018; the unvested portion of this grant is excluded from the table above.

Payments Upon Termination or Change In Control
Other than agreements with respect to compensation, we have not entered into employment agreements with our current executive officers, including the named executive officers.  Voluntary termination of employment or retirement would not result in any payments to the named executive officers beyond the amounts each would be entitled to receive under our retirement plan.  We pay life insurance premiums for all U.S.-based employees that will be paid (based on a multiple of salary) to the employee’s beneficiary upon death.
We also have a severance allowance applicable to all U.S.-based employees if an employee is terminated due to a reduction in workforce of ten or more positions and upon the employee’s execution of a release of claims.  Under this plan, the named executive officers would receive a lump sum payment equal to six to eight weeks' base salary.  Other severance, if any, is determined at the time of dismissal and is subject to negotiation.
Under our Equity Incentive Plan, if a participant dies, becomes disabled or is terminated for cause, unvested awards are forfeited.  For vested option awards, the participant or his survivor generally has 12 months to exercise.  If a participant is terminated for cause, all unexercised vested options also are forfeited.  If a change in control occurs, any unvested options or restricted shares outstanding would vest immediately.  A change in control occurs upon: (1) a person or group (other than us, an existing controlling stockholder, or a trustee for an employee benefit plan) acquiring beneficial ownership of 50% or more of the voting power in the election of directors; (2) upon merger or consolidation; (3) a sale of all or substantially all of our assets; or (4) the sale or exchange by the stockholders of more than 50% of our voting stock; provided however, that a change in control is not deemed to have occurred if the majority of the board of directors of the surviving company is comprised of our directors.  The Compensation Committee, in its discretion, also may take other actions to provide for the acceleration of the exercisability or vesting of other awards under the Plan prior to, upon or following a change in control.
The following table shows the amount of potential payments to the current named executive officers under the listed events, based on the assumption that the triggering event took place on December 31, 2018. In connection with his service as an executive officer of the Company, Mr. Monroe does not have any outstanding equity awards at 2018 fiscal year-end and therefore amounts upon change of control are not reflected in the table below.

	Mr. Kagan	Ms. Clary	Mr. Ponder	Mr. Monroe
Death
Insurance proceeds	$900,000	$480,000	$515,000	$-
Termination – Reduction in Workforce
Severance	$51,923	$36,923	$39,615	$-
Change in Control
Immediate Vesting of Unvested Restricted Stock Awards	$1,296,001	$232,535	$264,535	$-
Immediate Vesting of Unvested Stock Options (1), (2)	$-	$-	$-	$-
(1) Values for each of Ms. Clary and Mr. Ponder are reflected as $0 in the table above as these names executive officers do not have unvested stock options as of December 31, 2018.
(2) As of December 31, 2018, the exercise price of Mr. Kagan's unvested stock options was greater than the closing price of Globalstar common stock on that date, as such, the value is reflected as $0 in the table above.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2018 regarding the number of shares of Common Stock that may be issued under our equity compensation plans.

					Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights
			Weighted-average exercise price of outstanding options, warrants and rights

Plan category
Equity compensation plans approved by security holders	11,308,516	(1)	$1.45	(2)	1,171,454	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	11,308,516	(1)	$1.45	(2)	1,171,454	(3)

(1)	Consists of unvested restricted stock awards, unvested restricted stock units and unexercised stock options that are in the money as of April 2, 2019.
(2)	Restricted stock awards and restricted stock units do not have an exercise price; therefore, this only reflects the weighted-average exercise price of stock options.
(3)	Consists of remaining shares of common stock available under the Amended and Restated 2006 Equity Incentive Plan at December 31, 2018. Also includes shares issuable under our ESPP.

2018 PAY RATIO
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), enacted in July 2010, requires that we disclose the ratio of annual total compensation of Mr. Kagan, our CEO, to the annual total compensation of the median employee of Globalstar.
For 2018, the total compensation for the median employee of Globalstar was $74,649. Mr. Kagan’s compensation from Globalstar, based on his annual salary as CEO, was $1,547,386 and, as such, the ratio is 1 to 21.
The median employee was identified by reviewing the total cash base salary for all Globalstar employees, including its consolidated subsidiaries, on March 1, 2019. As of this date, we employed 345 individuals in nine countries. Any salaries denominated in foreign currencies were translated to U.S. dollars at the corresponding exchange rate as of March 1, 2019. All of the Company's full-time and part-time employees were included in the calculation and adjustments were made to annualize cash compensation for any employees not employed by Globalstar for the entire year. Mr. Kagan was excluded from the calculation of median employee for purposes of this determination.
After identifying the median employee based on the criteria described above, the total compensation for this employee was calculated using the same methodology that was used in the 2018 Summary Compensation Table. Total compensation during 2018 for this employee includes base salary, the balance of accrued vacation as of December 31, 2018 and premiums paid by Globalstar for life insurance. This employee did not receive a bonus or stock compensation and did not contribute to the Company's 401(k) plan during 2018 and as such, Globalstar did not contribute to this employee's 401(k) plan during the year.
As a global telecommunications company, our workforce is diverse from full-time engineers and technical experts to part-time hourly customer care personnel. We believe our median employee compensation is reasonable given the highly technical nature of our infrastructure.

OTHER INFORMATION
Independent Registered Public Accounting Firm
The accounting firm of Crowe LLP, formerly known as Crowe Horwath LLP, has served as our independent registered public accountants beginning with the audit of the year ended December 31, 2005.  We have been informed that neither Crowe LLP nor any of its partners has any direct financial interest or any material indirect financial interest in Globalstar and during the past five years has had no connection therewith in the capacity of promoter, underwriter, director, officer or employee.
The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent registered public accountants.  Non-audit services may include audit-related services, tax services and other services not prohibited by SEC rules on auditor independence.  Pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The independent auditors report periodically to the Audit Committee regarding the extent of services they provided in accordance with the Committee’s pre-approvals and the fees for services performed to date.  In 2018, the Audit Committee’s pre-approval requirement was not waived for any fees or services.
Audit Fees
The aggregate fees billed by Crowe LLP for professional services rendered for the audits of our annual financial statements were $612,221 in 2018 and $633,681 in 2017.  These fees also covered other filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements. In connection with the proposed merger (as discussed further in the Thermo Agreements section below), the aggregate fees billed by Crowe LLP for professional services rendered for the then-anticipated audits of FiberLight's financial statements were $811,067 in 2018.  In connection with our public offering of common stock in 2018, additional procedures were required for comfort letters, consents and other related services; fees for these procedures are included in the 2018 billed amount for the audit of our financial statements and totaled $41,750.
Audit-Related Fees
The aggregate fees billed by Crowe LLP for services that were reasonably related to the performance of the audit or review of our consolidated financial statements not reported under “Audit Fees” above were $15,975 in 2018 and $12,525 in 2017. These charges include primarily agreed-upon procedures required to comply with the terms of our Facility Agreement and an audit required to comply with the terms of our Cooperative Endeavor Agreement with the State of Louisiana.
Tax Fees
In 2018 and 2017, we did not pay Crowe LLP any fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees
Crowe LLP did not provide any products or services other than those reported in the preceding paragraphs.
Related Person Transactions, Compensation Committee Interlocks and Insider Participation
Review of Transactions
The Board has adopted a Related Person Transactions Policy with respect to transactions in which we participate and related persons have a material interest.  Related persons include our executive officers, directors, director nominees, beneficial owners of 5% or more of our common stock and immediate family members of these persons. Under the policy, the Audit Committee is responsible for reviewing and approving or ratifying related person transactions that exceed $120,000 per year.  Certain related person transactions have been deemed pre-approved by the Audit Committee and do not require any other approval under the policy.  If an Audit Committee member or his or her family member is involved in a related person transaction, the member will not participate in the approval or ratification of the transaction. In instances where it is not practicable or desirable to wait until the next meeting of the Audit Committee for review of a related person transaction, the policy grants to the Chair of the Audit Committee (or, if the Chair or his or her family member is involved in the related person transaction, any other member of the Audit Committee) delegated authority to act between Audit Committee meetings for these purposes. A report of any action taken pursuant to delegated authority must be made at the next Audit Committee meeting.
For the Audit Committee to approve a related person transaction, it must be satisfied that it has been fully informed of the interests, relationships and actual or potential conflicts present in the transaction and must believe that the transaction is fair to us.  The Audit Committee also must believe, if necessary, that we have developed a plan to manage any actual or potential conflicts of interest.  The Audit Committee may ratify a related person transaction that did not receive pre-approval if it determines that there is a compelling business or legal reason for the Company to continue with the transaction, the transaction is fair to the Company and the failure to comply with the policy's pre-approval requirements was not due to fraud or deceit.
In the case of transactions involving Mr. Monroe or entities controlled by him, a special committee of independent directors has reviewed and approved all transactions.
Certain related party transactions involving Thermo are also subject to review by the Strategic Review Committee, as discussed above in “Strategic Review Committee” under the heading “Information about the Board and Its Committees.”
Reportable Related Party Transactions and Compensation Committee Interlocks and Insider Participation
Services Provided by Thermo.  We have an understanding with Thermo that we will reimburse Thermo for expenses incurred by Messrs. Monroe, Lynch, Taylor and Roberts and any other Thermo employee in connection with their services to us, including third-party out-of-pocket temporary living expenses while at our offices or traveling on our business (with no mark-up).  For the year ended December 31, 2018, we recorded approximately $59,000 for general and administrative expenses incurred by Thermo on our behalf.  In addition, we recorded approximately $428,000 for services provided to us by officers of Thermo that were accounted for as a non-cash contribution to capital and approximately $966,000 for services provided by other consultants and Thermo employees, including approximately $733,000 of legal fees related to the proposed merger and subsequent litigation (described further below).  No other fees, except those described above or under “Director Compensation,” are paid to Thermo or its employees.
Thermo Agreements.
On April 24, 2018, Globalstar, Inc. (“Globalstar”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GBS Acquisitions, Inc., a Delaware corporation and wholly owned subsidiary of Globalstar (“Merger Sub”), Thermo Acquisitions, Inc., a Delaware corporation (“TAF”), the stockholders of TAF, and Thermo Development, Inc. (“TDI”), in its capacity as the representative of the Thermo Stockholders as set forth therein (the “Stockholders’ Representative”), which contemplated that Merger Sub would be merged with and into TAF, with TAF continuing as the surviving entity and wholly owned subsidiary of Globalstar. TAF and TDI are controlled by Jay Monroe. On July 31, 2018, Globalstar, following the unanimous recommendation of its Special Committee of independent directors, and the Stockholders’ Representative terminated the Merger Agreement by mutual written agreement by entering into a Termination of Agreement and Plan of Merger, between Globalstar and the Stockholders’ Representative. No termination fees are payable in connection with the termination of the Merger Agreement.
In December 2018, the Company offered and sold 171.4 million shares of common stock at a public offering price of $0.35 per share (the “2018 Offering”). Thermo purchased 141.0 million shares in the 2018 at the public offering price for a total settlement amount of $49.3 million.
Further discussion on other agreements we have with Thermo are disclosed in our Form 10-K for the fiscal year ended December 31, 2018.

Stockholder Proposals at the 2020 Annual Meeting
In order for any stockholder proposal to be eligible for inclusion in our proxy statement and on our proxy card for the 2020 Annual Meeting of Stockholders, it must be received by our Director of Investor Relations at the address in the paragraph immediately following this one not later than December 17, 2019.  The proxy card we distribute for the 2020 Annual Meeting of Stockholders may include discretionary authority to vote on any matter that is presented to stockholders at that meeting (other than by the Board) if we do not receive notice of the matter at this address by March 1, 2020.
Householding
Under SEC rules, only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder.  This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us.  Brokers with account holders who are our stockholders may be householding these materials.  Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at investorrelations@globalstar.com or Globalstar, Inc., Attention: Investor Relations, 1351 Holiday Square Blvd., Covington, Louisiana 70433.
Requests for Certain Documents
We file annual, quarterly and current reports, proxy statements and other information with the SEC.  The SEC maintains an internet site that contains annual, quarterly and current reports, proxy and information statements and other information that issuers (including Globalstar) file electronically with the SEC.  Our electronic SEC filings are available to the public at the SEC’s internet site, www.sec.gov.
We make available free of charge financial information, news releases, SEC filings, including our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports as soon as reasonably practical after we electronically file such material with, or furnish it to, the SEC, on our website at www.globalstar.com.  The documents available on, and the contents of, our website are not incorporated by reference into this proxy statement. You may request a copy of these documents by contacting us by phone at (985) 335-1500 or by mail at Globalstar, Inc., Attention: Investor Relations, 1351 Holiday Square Blvd., Covington, Louisiana 70433.

By order of the Board of Directors,

Richard S. Roberts, Corporate Secretary
Covington, Louisiana
April [•], 2019

Appendix A

Third Amended and Restated Globalstar, Inc.
2006 Equity Incentive Plan

1.ESTABLISHMENT, PURPOSE AND TERMS OF PLAN.

1.1    Establishment and Reestablishment. The Globalstar, Inc. 2006 Equity Incentive Plan (the “Original Plan”) was approved and adopted by the Board of Directors and a majority of our stockholders on July 12, 2006 and became effective on November 1, 2006, the date of the registration of our common stock under the Securities Act of 1933 (the “Original Effective Date”). The Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan (the “First Amended and Restated Plan”) was approved and adopted by the Board of Directors on March 7, 2008 (the “First Restatement Effective Date”) and was approved by the stockholders of the Company on May 13, 2008. The Second Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan (the “Second Amended and Restated Plan”) was approved and adopted by the Board of Directors on April 18, 2016 (the “Second Restatement Effective Date”) and was approved by the stockholders of the Company on June 16, 2016. The Third Amended and Restated Globalstar, Inc. 2006 Equity Incentive Plan (the “Third Amended and Restated Plan”) was approved and adopted by the Board of Directors on February 26, 2019 (the “Third Restatement Effective Date”) and will be approved by the stockholders of the Company on May 29, 2019. (The Original Plan, First Amended and Restated Plan, Second Amended and Restated Plan and Third Amended and Restated Plan shall be referred to collectively as the “Plan.”). This Third Amended and Restated Plan is intended to be a new plan for purposes of Section 422 of the Code.

1.2    Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares and Performance Units.

1.3    Term of Plan. The Original Plan, First Amended and Restated Plan, Second Amended and Restated Plan shall continue in effect until their termination by the Committee; provided, however, that all Awards granted under the Original Plan and the First Amended and Restated Plan and the Second Amended and Restated Plan shall be granted, if at all, within ten (10) years from the Original Effective Date, the First Restatement Effective Date and the Second Restatement Effective Date, respectively, and all Awards granted under the Third Amended and Restated Plan shall be granted, if at all, within ten (10) years from the Third Restatement Effective Date.

2.DEFINITIONS AND CONSTRUCTION.

2.1    Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)“Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)“Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share and Performance Unit granted under the Plan.

(c)“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d)“Board” means the Board of Directors of the Company.

(e)“Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(f)“Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Third Restatement Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(z)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(f) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
Notwithstanding the foregoing, to the extent that any amount constituting Section 409A “deferred compensation” would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.
(g)“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(h)“Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the

Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(i)“Company” means Globalstar, Inc., a Delaware corporation, or any successor corporation thereto.

(j)“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(k)“Covered Employee” means, at any time the Plan is subject to 162(m), any Employee who is or may become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than (i) the date ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(l)“Director” means a member of the Board.

(m)“Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(n)“Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(o)“Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or market system and consistently applied, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and such valuation method must be used consistently for grants of Options and SARs under the same and substantially similar programs. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(r)“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(s)“Incumbent Director” means a director who either (i) is a member of the Board as of the Third Restatement Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(t)“Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(u)“Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(v)“Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with the following formula:

N = X(A-B)/A, where
“N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(w)“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(x)“Officer” means any person designated by the Board as an officer of the Company.

(y)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to Section 6.

(z)“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(aa)“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(bb)    “Participant” means any eligible person who has been granted one or more Awards.

(cc)    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(dd)    “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(ee)    “Performance Award” means an Award of Performance Shares or Performance Units.

(ff)    “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(gg) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(hh)    “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(ii)    “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(jj)    “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(kk)    “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(ll)    “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(mm)    “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(nn)    “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(oo)    “Restricted Stock Unit” or “Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive a share of Stock on a date determined in accordance with the provisions of such Section and the Participant’s Award Agreement.

(pp)    “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(qq)    “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such SAR, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(rr)    “Section 162(m)” means Section 162(m) of the Code.

(ss)    “Section 409A” means Section 409A of the Code (including regulations or administrative guidelines thereunder).

(tt)    “Securities Act” means the Securities Act of 1933, as amended.

(uu)    “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(vv)    “Stock” means the Class A common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ww)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(xx)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(yy)    “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the

Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.    ADMINISTRATION.

3.1    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

3.2    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board or Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Person; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each such Award which is an Option or Stock Appreciation Right shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (d) each such Award shall conform to such limits and guidelines as shall be established from time to time by resolution of the Board or the Committee.

3.3    Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4    Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a

Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5    Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)to determine the type of Award granted;

(c)to determine the Fair Market Value of shares of Stock or other property;

(d)to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f)to approve one or more forms of Award Agreement;

(g)to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.    SHARES SUBJECT TO PLAN.

4.1    Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Original Plan and First Amended and Restated Plan shall be equal to 54,250,208 shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Second Amended and Restated Plan shall be equal to 54,251,000, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Third Amended and Restated Plan shall be equal to 83,186,000, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2    Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Original Plan and First Amended and Restated Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2009 and on each subsequent January 1, through and including January 1, 2016, by a number of shares (the “Annual Increase”) equal to the smaller of (i) two percent (2%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or (ii) an amount determined by the Board. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Second Amended and Restated Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2017 and on each subsequent January 1, through and including January 1, 2026, by the Annual Increase.Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Third Amended and Restated Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2020 and on each subsequent January 1, through and including January 1, 2029, by the Annual Increase.

4.3    Share Accounting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s original purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 14.2. Upon payment in shares of Stock pursuant to the exercise or settlement of an Award, including an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.4    Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Annual Increase set forth in Section 4.2, in the ISO Share Issuance Limit set forth in Section 5.3(a) and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Sections 409A and 422 and any other applicable provisions of the Code and any related guidance issued by the U.S. Treasury Department.

5.    ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1    Persons Eligible for Awards. Awards may be granted only to Employees, Directors and Consultants.

5.2    Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3    Incentive Stock Option Limitations.

(a)Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Original Plan and First Amended and Restated Plan pursuant to the exercise of Incentive Stock Options shall not exceed 6,473,858 shares, cumulatively increased on January 1, 2009 and on each subsequent January 1, through and including January 1, 2016 by a number of shares equal to the Annual Increase as determined under Section 4.2. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Second Amended and Restated Plan pursuant to the exercise of Incentive Stock Options shall not exceed 54,251,000, cumulatively increased on January 1, 2017 and on each subsequent January 1, through and including January 1, 2026 by a number of shares equal to the Annual Increase as determined under Section 4.2. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Third Amended and Restated Plan, pursuant to the exercise of Incentive Stock Options shall not exceed 83,186,000, cumulatively increased on January 1, 2020 and on each subsequent January 1, through and including January 1, 2029 by a number of shares equal to the Annual Increase as determined under Section 4.2. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections  4.2, 4.3 and 4.4.

(b)Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(c)Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

6.    STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:

6.1    Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2    Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3    Payment of Exercise Price.

(a)Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)Limitations on Forms of Consideration.

(i)Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (or such other period, if any, as the Committee may permit) and not used for another Option exercise by attestation during such period, or were not acquired, directly or indirectly, from the Company.

(ii)Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4    Effect of Termination of Service.

(a)Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i)Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service for any reason other than Cause.

(iii)Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if,

following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 13 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5    Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.    STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference, including provisions of Section 16 with respect to Section 409A if applicable, and shall comply with and be subject to the following terms and conditions:
7.1    Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2    Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3    Exercisability and Term of SARs.

(a)Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4    Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum as soon as practicable following the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee in compliance with Section 409A. Unless otherwise provided in the Award Agreement evidencing a Freestanding SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any Freestanding SAR may provide for deferred payment in a lump sum or in installments in compliance with Section 409A. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5    Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6    Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7    Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

8.    RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1    Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more

Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2    Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3    Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4    Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

8.5    Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the satisfaction of the Vesting Conditions automatically shall be deemed to occur on the next day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6    Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7    Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8    Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.    RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:
9.1    Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2    Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3    Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4    Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5    Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6    Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, subject to the provisions of Section 16 with respect to Section 409A, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the settlement of the Award with respect to any shares would otherwise occur on a day on which the sale of such shares would violate the Company’s Insider Trading Policy, then the settlement with respect to such shares shall occur on the next day on which the sale of such shares would not violate the Insider Trading Policy, but in any event on or before the later of the last day of the calendar year of, or the 15th day of the third calendar month following, the original settlement date.

9.7    Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.    PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference, including the provisions of Section 16 with respect to Section 409A, if applicable, and shall comply with and be subject to the following terms and conditions:
10.1Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)    Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)revenue;

(ii)sales;

(iii)expenses;

(iv)operating income;

(v)gross margin;

(vi)operating margin;

(vii)earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)pre-tax profit;

(ix)net operating income;

(x)net income;

(xi)economic value added;

(xii)free cash flow;

(xiii)operating cash flow;

(xiv)stock price;

(xv)earnings per share;

(xvi)return on stockholder equity;

(xvii)return on capital;

(xviii)return on assets;

(xix)return on investment;

(xx)employee satisfaction;

(xxi)employee retention;

(xxii)balance of cash, cash equivalents and marketable securities;

(xxiii)market share;

(xxiv)customer satisfaction;

(xxv)product development;

(xxvi)research and development expenses;

(xxvii)completion of an identified special project; and

(xxviii)completion of a joint venture or other corporate transaction.

(b)    Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5    Settlement of Performance Awards.

(a)Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c)Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d)Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)Payment in Settlement of Performance Awards. Subject to the provisions of Section 16 with respect to Section 409A, as soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 16.1 (except as otherwise provided below or consistent with the requirements of Section 409A) payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, and consistent with the requirements of Section 409A, the Participant may elect to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f)Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6    Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to the particular shares subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalents, if any, shall be credited to the

Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7    Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award and provide for payment of such Award.

10.8    Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.    STANDARD FORMS OF AWARD AGREEMENT.

11.1    Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

11.2    Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

12.    EFFECT OF CHANGE IN CONTROL ON AWARDS.

Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

12.1Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

12.2Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

12.3    Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13    COMPLIANCE WITH SECURITIES LAWS.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
14.    TAX WITHHOLDING.

14.1    Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the

Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

14.2    Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable maximum statutory withholding rates.

15.    AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
16.    COMPLIANCE WITH SECTION 409A.

16.1Awards Subject to Section 409A. The provisions of this Section 16 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a)Any Nonstatutory Stock Option that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

(b)Any Restricted Stock Unit Award or Performance Award that either (i) the Award provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) the Committee permits or requires the Participant to elect one or more dates on which the Award will be settled.

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.
16.2Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a)All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b)All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c)Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

16.3Subsequent Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a)No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)Each subsequent Election related to a distribution in settlement of an Award not described in Section 16.3(b), 16.4(b), or 16.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)No subsequent Election related to a distribution pursuant to Section 16.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

16.4Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, no distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a)Separation from service (as determined by the Secretary of the United States Treasury);

(b)The date the Participant becomes Disabled (as defined below);

(c)Death;

(d)A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable;

(e)To the extent provided by the Secretary of the U.S. Treasury, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f)The occurrence of an Unforeseeable Emergency (as defined by applicable U. S. Treasury Regulations promulgated pursuant to Section 409A).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i)) of the Code) of the Company, no distribution pursuant to Section 16.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.
16.5Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or cessation of deferrals under the Award. All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
16.6Disabled. The Committee shall have the authority to provide in any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a)the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b)the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.
16.7Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

16.8No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under an Award subject to Section 409A, except as provided by Section 409A and/or the Secretary of the U.S. Treasury.

17.    MISCELLANEOUS PROVISIONS.

17.1Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each

Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

17.3    Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

17.4    Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.5    Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares of Stock covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

17.6    Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

17.7    Fractional Shares. The Company shall not be required to issue fractional shares of Stock upon the exercise or settlement of any Award.

17.8    Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

17.9    Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

17.10    Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

17.11    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

17.12    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

17.13    Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

Appendix B

GLOBALSTAR, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, in June 2011, Globalstar, Inc. (the “Company”) adopted the Globalstar, Inc. Employee Stock Purchase Plan (the “Original Plan”) to provide an opportunity for employees of the Company and certain of its subsidiaries to purchase common stock of the Company on a regular basis; and,

WHEREAS, the Company now desires to amend and restate the Original Plan as set forth herein, such that the amended and restated plan shall be a new plan for purposes of Section 323 of the Code; and

WHEREAS, the Company desires that the Plan include two components: (i) a Code Section 423 Component (the “Section 423 Component”), which the Company intends to qualify as an “employee stock purchase plan” under Code Section 423; and (ii) a non-Code Section 423 Component (the “Non-Section 423 Component”), which the Company does not intend to qualify as an “employee stock purchase plan” under Code Section 423.

NOW, THEREFORE, the terms of the Plan shall be as follows:

1.Establishment and Purpose.

(a)Establishment and Reestablishment. The Original Plan was approved and adopted by the Board of Directors and a majority of our stockholders and became effective in June 2011 (the “Original Plan Effective Date”). The Amended and Restated Globalstar, Inc. Employee Stock Purchase Plan (the “Amended and Restated Plan”) was approved and adopted by the Board of Directors on February 26, 2019 (the “Restatement Effective Date”) and will be approved by the stockholders of the Company on May 29, 2019 (the Original Plan and the Amended and Restated Plan shall be referred to collectively as the “Plan”). This Amended and Restated Plan is intended to be a new plan for purposes of Section 423 of the Code.

(b)Purpose. The purpose of this Employee Stock Purchase Plan is to give Eligible Employees of the Company and Designated Subsidiaries an opportunity to acquire shares of Common Stock, and to continue to promote the Company’s best interests and enhance the Company’s long-term performance.

2.Definitions.

Wherever used herein, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

(a)“Affiliate” means (i) a Subsidiary, as hereinafter defined, and (ii) any entity that, directly or indirectly, is controlled by the Company.

(b)“Board” means the Board of Directors of the Company.

(c)“Broker” means the brokerage firm or firms designated by the Company to hold shares of Common Stock purchased by Participants through the Plan and to handle sales of shares of Common Stock for Participants.

(d)“Broker Account” means the account established with the Broker for each Participant.

(e)“Code” means the U.S. Internal Revenue Code of 1986, as amended.

(f)“Common Stock” means shares of the voting common stock of the Company.

(g)“Company” means Globalstar, Inc., a Delaware corporation.

(h)“Compensation” means the Eligible Employee’s gross earnings per pay period that are required to be reported in the Wages, Tips and Other Compensation box of Form W-2. Compensation includes bonuses, commissions, overtime pay, sick pay, vacation pay, shutdown pay and other extra compensation, unless the Eligible Employee notifies the Human Resources Department at least five business days in advance that a particular bonus shall not be included as Compensation. Compensation includes compensation excluded from taxable income in connection with a Code Section 125 cafeteria plan, Code Section 401(k) cash or deferred arrangement, or other elective deferral. Compensation excludes equity compensation, including compensation from awards of Common Stock and restricted stock, and from the exercise of stock options. The Plan Administrator shall have the discretion to determine what constitutes Compensation for Participants outside of the United States.

(i)“Contributions” means the payroll deductions (to the extent permitted under applicable law) and any other contributions the Company may allow to be made by a Participant to fund the purchase of Common Stock under the Plan if payroll deductions are not permitted or advisable under applicable law.

(j)“Deposit Account” means the account maintained by the Company for each Participant to which Contributions are credited, as provided herein.

(k)“Designated Companies” means any Subsidiary or Affiliate designated by the Plan Administrator from time-to-time, in the Plan Administrator’s sole discretion, whose employees may participate in the Plan if such employees otherwise qualify as Eligible Employees. For purposes of the Section 423 Component, only Subsidiaries may be Designated Companies, provided, however, that at any given time, a Subsidiary that is a Designated Company under the Section 423 Component shall not be a Designated Company under the Non-Section 423 Component. The Plan Administrator may provide that any Designated Company shall only be eligible to participate in the Non-Section 423 Component.

(l)“Effective Date” means the 20th calendar day following the date that either (i), after having received notice as provided by law of the Board’s recommendation of the Plan to the holders of the Common Stock, a majority of the

Common Stock has been voted to approve the Plan, or (ii) if a majority of the Common Stock has been voted to approve the Plan in advance of such notice, notice of such vote approving the Plan is subsequently given to the holders of the Common Stock in the manner provided by law; provided, however, that on or before such Effective Date, sufficient shares of Common Stock, as determined from time to time by the Plan Administrator, necessary to administer the Plan for at least two years following the Effective Date have been registered with the Securities and Exchange Commission on Form S‑8. The aggregate number of shares of Common Stock thus determined by the Plan Administrator shall not exceed the number authorized under Section 4, as may be adjusted pursuant to Section 13.

(m)“Eligible Employee” means, except as otherwise provided below, (a) a person who is employed by the Company or a Designated Company on the Effective Date and whose terms of employment include working for more than twenty (20) hours per week and are expected to include working for more than five (5) months in any calendar year; and (b) a person who becomes employed by the Company or a Designated Company after the Effective Date, who has remained employed for a period of six (6) or more consecutive months after hiring and whose required and expected terms of employment are at least equal to the minimum terms required for a person who was employed on the Effective Date. For purposes of this definition, the term “month” refers to any period of consecutive days that is comprised of an entire calendar month, or any period that begins on a specific numerical day in a calendar month and ends on the preceding numerical day in the following calendar month.

(n)“Exercise Date” means the day before the next Grant Date.

(o)“Fair Market Value per share of Common Stock as of the applicable Exercise Date” shall mean:

(i)    If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing sale price of the Common Stock on the Exercise Date as reported in The Wall Street Journal, or such other source as the Plan Administrator deems reliable, or in the event that the Common Stock is not traded on such date, on the immediately preceding trading date;
(ii)    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock and if bid and asked prices for the Common Stock are regularly reported, the mean of the closing bid and asked prices for the Common Stock on the Exercise Date, or in the event that bid and asked prices are not reported on such date, on the immediately preceding date on which they are reported; and
(iii)    If the Common Stock is neither listed on a national securities exchange nor traded on the over-the-counter market, such value as the Plan Administrator, in good faith, shall determine.

Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an Option shall be inconsistent with Code Section 423 or regulations thereunder.

(p)“Grant Date” means each June 15 and December 15 (unless otherwise established by the Plan Administrator), and with respect to an Eligible Employee who becomes a Participant between such dates, the date on which participation commences.

(q)“Human Resources Department” means such person or persons who shall have been designated from time to time by Company management to administer employment policies and benefits on behalf of the Company as between the Company and its employees.

(r)“Non-Section 423 Component” means an employee stock purchase plan adopted by the Plan Administrator as part of this Plan, which is not intended to meet the requirements set forth in Code Section 423 and the regulations thereunder.

(s)“Option” means an option granted hereunder which will entitle an Eligible Employee to purchase shares of Common Stock.

(t)“Option Price” means 85% of the lesser of: (i) the Fair Market Value per share of Common Stock as of the applicable Exercise Date or (ii) the Fair Market Value per share of Common Stock as of the Grant Date on which such Option was granted.

(u)“Participant” means an Eligible Employee who files the required participation forms with the Company as specified in Section 6.

(v)“Plan” means the Globalstar, Inc. Employee Stock Purchase Plan set forth herein, as it may be amended from time-to-time.

(w)“Plan Administrator” means, until the Board shall otherwise provide, the Compensation Committee of the Board, or an officer of the Company, or other committee composed of officers of the Company, to whom the Board or the said Compensation Committee has further delegated its powers with respect to administration of the Plan.

(x)“Section 423 Component” means the part of the Plan, which excludes the Non-Section 423 Component, pursuant to which Options that satisfy the requirements for “employee stock purchase plans” set forth in Code Section 423 and the regulations thereunder may be granted to Eligible Employees.

(y)“Subsidiary” or “Subsidiaries” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Effective Date shall be considered a Subsidiary commencing as of the date it attains such status.

3.Administration.

The Plan shall be administered by a Plan Administrator complying with the requirements of Section 2(w). The Plan Administrator shall have the authority and responsibility for the day-to-day administration of the Plan. Subject to the express provisions of the Plan and Section 17(c), the Plan Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including but not limited to:

(a)Interpreting the Plan and adopting rules and regulations it deems appropriate to implement the Plan, including amending any outstanding Option as it may deem advisable or necessary to comply with applicable laws and making all other decisions relating to the operation of the Plan;

(b)Establishing the timing and length of offering periods;

(c)Establishing minimum and maximum contribution rates;

(d)Revising the limits on the number of shares of Common Stock that an Eligible Employee may elect to purchase with respect to any offering period, if such limits are announced prior to the first offering period to be affected by the limits;

(e)Adopting such rules or sub-plans as it deems necessary or appropriate to comply with the laws of other countries, allow for tax-preferred treatment of the Options or otherwise provide for the participation by Eligible Employees who reside outside of the U.S., including determining which Eligible Employees are eligible to participate in the Plan;

(f)Determining whether Designated Companies shall participate in the Section 423 Component or Non-Section 423 Component; and

(g)Establishing the exchange ratio applicable to amounts contributed in a currency other than U.S. dollars and permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the processing of properly completed enrollment forms.

The determinations of the Plan Administrator on all matters regarding the Plan shall be conclusive and binding on all parties. Except as otherwise provided herein, the Plan Administrator shall have no authority to amend, modify, supplement or delete any portions of the Plan.
4.Shares Issuable.

(a)     Maximum Limitations. The aggregate number of shares of Common Stock available for grant as Options pursuant to Section 5 shall not exceed 14,000,000, subject to adjustment pursuant to Section 4(b) and Section 13. Shares of Common

Stock granted pursuant to the Plan may be either authorized but unissued shares, shares now or hereafter held in the treasury of the Company or shares acquired in the open market. In the event that any Option granted pursuant to Section 5 expires or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock theretofore subject to such Option shall again be available for grant as an Option pursuant to Section 5 and shall not reduce the aggregate number of shares of Common Stock available for grant as such Options as set forth in the first sentence of this Section 4.

(b)    Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 13, the maximum aggregate number of shares of Common Stock available for grant as Options pursuant to Section 5 (a) shall be cumulatively increased on January 1, 2020 and on each subsequent January 1, through and including January 1, 2029, by a number of shares (the “Annual Increase”) equal to the smaller of (i) two percent (2%) of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31 or (ii) an amount determined by the Board.

5.Grant of Options; Limitations.

(a)On each Grant Date, each Participant shall automatically be granted an Option to purchase on the Exercise Date as many whole shares of Common Stock as the Participant will be able to purchase with the Contributions credited to the Participant’s Deposit Account during the applicable offering.

(b)Notwithstanding Section 5(a), in no event may a Participant purchase more than 500,000 shares during an offering.

(c)Any provisions of the Plan to the contrary notwithstanding, excluding Options granted pursuant to any Non-Section 423(b) Component of the Plan, no Participant shall be granted an Option to purchase Common Stock under this Plan that permits the Participant’s rights to purchase Common Stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Common Stock (determined at the time such Options are granted) for each calendar year in which such Options are outstanding at any time.

(d)If the number of shares of Common Stock for which Options are granted pursuant to this Section 5 exceeds the applicable number set forth in Section 4, then the Options granted under this Section 5 to all Eligible Employees shall, in a nondiscriminatory manner which shall be consistent with Section 15(c), be reduced in proportion to their respective Contributions.

6.Commencement of Participation.

(a)    An Eligible Employee may become a Participant by completing any electronic enrollment process approved by the Plan Administrator, or by completing and filing with the Human Resources Department of the Company (i) an enrollment form, and (ii) such forms as are requested by the Broker for the opening of the Eligible Employee’s account with the Broker. Contributions shall begin as soon as administratively feasible after the required forms have been submitted.

(b)    At the time an Eligible Employee completes an enrollment form, the Eligible Employee shall elect to purchase Common Stock with up to 15% of the employee’s Compensation, in whole percentages, for the applicable period for which the Option is in effect. An enrollment form will remain in effect until cancelled by the Participant or until the Participant ceases to qualify as an Eligible Employee. Notwithstanding the foregoing, the Plan Administrator may require Participants to complete and submit a new enrollment form at any time it deems necessary or desirable to facilitate administration of the Plan or for any other reason.

7.Participant’s Deposit /Contributions.

All Contributions made by a Participant shall be credited to the Participant’s Deposit Account. No interest will be paid to any Participant or credited to his or her Deposit Account under the Plan with respect to such funds unless otherwise deemed necessary by the Plan Administrator for Participants in the Non-Section 423 Component of the Plan. All amounts credited to a Participant’s Deposit Account shall be used to purchase Common Stock under Section 10 and, except as provided in Sections 9(b), 10 and 16 and in rules or procedures deemed necessary by the Plan Administrator, no portion of an Eligible Employee’s Deposit Account shall be refunded to him or her.

8.Changes in Payroll Deductions.
A Participant may discontinue participation in the Plan for a particular Grant Date as provided in Section 16, but a Participant may not alter the amount of the Contributions that the Participant has elected for that particular Grant Date.

9.Terms of Options.

(a)Each Option shall, unless sooner expired pursuant to Section 9(b), become exercisable on the applicable Exercise Date. Each Option not exercised on such Exercise Date shall expire at the end of such Exercise Date.

(b)An Option shall expire on the first to occur of the end of the applicable Exercise Date or the date that the employment of the Eligible Employee with the Company or the applicable Designated Company terminates (as determined by the Plan Administrator) for any reason, including death. As soon as administratively practical following such termination, the amount then credited to the Participant’s Deposit Account shall be remitted to the Participant, or to the executor, administrator or other legal representative of the Participant’s estate, or if no such persons have been appointed, to the spouse or any one or more dependents or relatives of the Participant as the Plan Administrator may determine.

10.Manner of Exercise of Options and Payment for Common Stock.

Unless otherwise required by applicable law (as determined by the Plan Administrator), a Participant’s Option for a specific Grant Date will be deemed to have been exercised automatically on the first subsequent Exercise Date, for the purchase of the number of whole shares that the accumulated Contributions in his or her Deposit Account at that time will purchase at the Option Price (but not in excess of the number of shares for which Options have been granted to the Participant pursuant to Section 5). No fractional shares shall be purchased. Any Contributions accumulated in a Participant’s Deposit Account that are insufficient to purchase a whole share of Common Stock shall be retained in the Deposit Account and used in the next offering, subject to earlier withdrawal by the Participant pursuant to Section 16. Any other monies remaining in a Deposit Account after the Exercise Date shall be returned to the Participant.

11.Participant’s Account with Broker.

(a)The Broker shall open and maintain a separate account for each Participant. Except where otherwise prohibited, a Participant may also use the account for other purchases of Common Stock or other personal transactions. A termination by a Participant of participation in the Plan will not also terminate the individual’s account with the Broker.

(b)As promptly as practicable after each Exercise Date, the number of whole shares of Common Stock purchased by each Participant upon exercise of his or her Option shall be deposited into an account established in the participant’s name with the Broker. Such shares shall remain in the account until the second anniversary of the Grant Date applicable to the shares. Notwithstanding the above, a Participant may request that the Broker sell any or all of his or her shares of Common Stock at any time, without affecting the Participant’s participation in the Plan, and the Participant shall pay all charges therefore, including brokerage commissions.

(c)Following the second anniversary of the Grant Date applicable to shares of Common Stock, a Participant may request that certificates representing such shares purchased be issued in the Participant’s name and delivered to the Participant or the Participant’s agent, and the Participant shall pay any charges therefor. No certificates for fractional shares shall be issued. In lieu of any such fractional share, the Participant will receive a cash payment based on the Fair Market Value of a share of Common Stock.

(d)Cash dividends and other cash distributions on shares of Common Stock held in the custody of the Broker are credited to the account of the Participant, and the Participant may, at his own expense, take a distribution of such dividend or distribution or request the Broker to purchase additional shares of Common Stock on the open market. Any dividends paid in Common Stock or any splits of the Common Stock on shares held in custody will be allocated to each Participant in accordance with his or her interest in the shares on which the dividends are paid, or with respect to which the stock split occurs. Any other securities or subscription rights distributed on shares of Common Stock may be retained or sold by the Participant, and, in the event of such sale the Participant shall pay all charges therefor, including but not limited to brokerage commissions.

(e)Each Participant shall receive from the Broker statements of account that itemize the transactions from his or her account quarterly, and shall also receive confirmations of current transactions as required by regulatory authorities.

(f)The Broker shall deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its stockholders. The whole shares of Common Stock in each Participant’s account will be voted in accordance with the Participant’s signed proxy instructions duly delivered to the Broker, or otherwise in accordance with applicable stock exchange rules.

12.Transferability.

No Option may be transferred, assigned, pledged, or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the Eligible Employee during his or her lifetime.

13.Adjustment Provisions.

The aggregate number of shares of Common Stock with respect to which Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Option, and the Option Price per share of each Option shall all be appropriately adjusted as the Plan Administrator may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section 13 shall be made according to the sole discretion of the Plan Administrator, and its decision shall be conclusive and binding on all parties.

It is intended that, if possible, any adjustments contemplated under this Section 13 be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Code Sections 424 and 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

14.Dissolution, Merger and Consolidation.

Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted hereunder shall expire as of the effective date of such transaction and all amounts contributed to a Participant’s Deposit Account since the last Exercise Date shall be returned.

15.Additional Limitations on Options.

Notwithstanding any other provision of the Plan:

(a)The Company intends that Options granted and Common Stock issued under the Section 423 Component of the Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan within the meaning of Code Section 423 and regulations issued thereunder. Any provisions required to be included in the Section 423 Component of the Plan under said Section and regulations issued thereunder are hereby included as fully as though set forth in the Section 423 Component of the Plan at-length.

(b)No Eligible Employee shall be granted an Option under the Plan if, immediately after the Option was granted, the Eligible Employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or Subsidiary of the Company. For purposes of this Section 15(b), stock ownership of an individual shall be determined under the rules of Code Section 424(d) and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

(c)All Eligible Employees participating in the Section 423 Component of the Plan or in a separate offering under the Section 423 Component shall have the same rights and privileges under the Section 423 Component of the Plan or offering in accordance with Code Section 423(b) and regulations issued thereunder. All rules and determinations of the Plan Administrator regarding the administration of the Plan and each offering shall be uniformly and consistently applied to all persons in similar circumstances. Each period beginning on a Grant Date and ending on the applicable Exercise Date shall qualify as an “offering” under Code Section 423, and each such offering applicable to the Company and the respective Designated Subsidiaries shall be deemed separate offerings under Code Section 423 and regulations issued thereunder.

(d)If a Participant receives a distribution from a Code Section 401(k) plan maintained by the Company (or any other entity affiliated with the Company under Code Section 414) on account of a financial hardship (a “Hardship Withdrawal”) and it is intended that the Hardship Withdrawal satisfy the safe harbor contained in the Code Section 401(k) regulations, the Participant shall be considered to have withdrawn from the Plan and shall be precluded from making any Contributions to the Plan for at least six months.

16.Withdrawal of Account.

(a)By written notice to the Human Resources Department of the Company, at any time prior to and up to five (5) business days before the applicable Exercise Date with regards to a particular Grant Date (unless otherwise required by applicable law, as determined by the Plan Administrator), an employee may elect to withdraw all the accumulated Contributions in his Deposit Account without interest (unless otherwise required by applicable law, as determined by the Plan Administrator) at such time, and no further Contributions will be made from the employee’s pay for that Grant Date.

(b)An employee’s withdrawal election for any Grant Date will not have any effect upon the employee’s eligibility to participate in any succeeding Grant Date or in any similar plan which may hereafter be adopted by the Company. Notwithstanding the foregoing, a former Participant may only resume participation by filing the required participation forms with the Company.

17.Miscellaneous.

(a)Legal and Other Requirements. The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the U.S. Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Plan Administrator shall deem appropriate.

(b)No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon an Eligible Employee to participate in the Plan or to exercise such Option.

(c)Termination and Amendment of Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan, except that it may not (i) increase the authority of the Plan Administrator as provided herein; (ii) increase the total number of shares of Common Stock available for grant under the Plan (except to the extent provided in Section 13); (iii) effect a change applicable to the Section 423 Component of the Plan for which stockholder approval is required under Code Section 423; or (iv) effect a change inconsistent with Code Section 423 or regulations issued thereunder. No action taken by the Board under this Section may materially and adversely affect any outstanding Option without the consent of the holder thereof.

(d)Use of Funds. All Contributions received by or held directly or indirectly by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate or safeguard such Contributions.

(e)Withholding Taxes. Upon any taxable or tax withholding event under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock. If a Participant is subject to tax in the United States, has been granted an Option under the Section 423 Component of the Plan and makes a disqualifying disposition (pursuant to Code Section 423(a)) of shares acquired through exercise of the Participant’s Options under the Plan, the Participant shall promptly notify the Company and the Company shall have the right to require the Participant to pay to the Company any amounts necessary to satisfy any federal, state and local tax withholding requirements resulting from such disposition.

(f)Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Eligible Employee the right to continue in the employment of the Company, any Subsidiary or Affiliate, or affect any right which the Company, any Subsidiary or Affiliate may have to terminate the employment of such Eligible Employee.

(g)Rights as a Stockholder. No Eligible Employee shall have any right as a stockholder with respect to shares of Common Stock unless and until an Option with respect to such shares has been exercised and such shares of Common Stock purchased by the Eligible Employee are issued.

(h)Leaves of Absence and Disability. Subject to applicable law, the Plan Administrator shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect to any leave of absence taken by or disability of any Eligible Employee. Without limiting the generality of the foregoing, the Plan Administrator shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on Options under the Plan theretofore granted to any Eligible Employee who takes such leave of absence.

(i)Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (i) on the date it is personally delivered to the Plan Administrator at the Company’s principal executive offices or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Plan Administrator at such offices; and shall be deemed delivered to an optionee (A) on the date it is personally delivered to him or her or (B) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company or of any Subsidiary or Affiliate.

(j)Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of the State of Louisiana, United States of America, to the extent such laws are not inconsistent with Code Section 423 and regulations issued thereunder, and by the laws of the United States.

(k)Accommodation of Local Laws. The Plan Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and regulations. With respect to the Non-Section 423 Component of the Plan, the Plan Administrator also may adopt rules, procedures and sub-plans applicable to particular Designated Companies or offerings, which may be designed to be within or outside the scope of Code Section 423, and such rules, procedures or sub-plans may take precedence over other provisions of the Plan. However, unless expressly superseded by the terms of such rules or procedures, the provisions of the Plan shall govern.

(l)Code Section 409A. The Section 423 Component of the Plan is intended, and its provisions shall be interpreted and operated in accordance with such intent, to be exempt from the application of Code Section 409A as a stock right that does not provide for the deferral of compensation. Any Non-Section 423 Component of the Plan is intended, and its provisions shall be interpreted and operated in accordance with such intent, to be exempt from the application of Code Section 409A as a short-term deferral. However, the Company makes no representation that all Options granted and Common Stock received hereunder satisfy, or are exempt from, Code Section 409A.

GLOBALSTAR, INC.
1351 HOLIDAY SQUARE BLVD.
COVINGTON, LA 70433

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